Annual Report dated 12/31/2005 for
Salomon Brothers Strategic Bond Fund Class A

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Salomon Brothers Investment Series

High Yield Bond Fund

Short/Intermediate
U.S. Government Fund

Strategic Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Salomon Brothers Investment Series

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Annual Report  •  December 31, 2005

What’s

Inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith
Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi
Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Funds’ reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

As the year began,
it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession.

Looking at the one-year period as a whole, the overall
bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv, returned 2.43%.

Salomon Brothers Investment
Series          I

After two years of strong returns in 2003 and 2004, the high yield market took a step backwards in 2005. While corporate balance sheets continued to strengthen and corporate profits were strong, these positive developments took a back seat to the highly publicized downgrades of General Motors and Ford Motor
Company. However, later in the year the high yield market rallied as the uncertainty surrounding the downgrades lifted and investors searched for incremental yield. During the one-year period ended December 31, 2005, the Citigroup High Yield
Market Indexv returned 2.08%.

Emerging markets debt had another strong year in 2005, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.73%. Many emerging market counties have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices, including oil, metals, and agriculture, supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contracts to terminate. The Funds’ shareholders approved a new investment management contract between the Funds and their Manager, which became effective on December 1, 2005.

As previously described in proxy
statements that were mailed to shareholders of the Funds in connection with the transaction, Legg Mason intends to combine the

II         Salomon Brothers Investment Series

 fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates,
(“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg
Mason expects to recommend to the Boards of Directors of the Funds that Western Asset be appointed as the advisor or sub-advisor to the Funds, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of Funds, subject to Board oversight and appropriate notice to shareholders. Please see the Special Shareholder Notice located in the Manager Overview section for more information on a portfolio management change affecting Salomon Brothers Strategic Bond Fund.

The Funds have been advised by the Manager, that, in
anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of the Funds, including Peter Wilby.
Importantly, the group has committed to remain employed with the Manager through March 31, 2006, to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Funds, with those of Western
Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Funds to Western
Asset.

The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Funds and their shareholders.

Information About Your Fund

As you may be
aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and

Salomon Brothers Investment Series          III

 state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial
Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia,
Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV         Salomon Brothers Investment Series

Manager’s Overview

Salomon Brothers High Yield Bond Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. High Yield Market Review

The high yield market returned 2.08% for the calendar year ending
December 31, 2005, as represented by the Citigroup High Yield Market Indexi. Although high yield debt markets ended
2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Federal Reserve Board (“Fed”)ii regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both Ford Motor Company and General Motors Corporation, causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of Ford Motor Company and General Motors Corporation to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 13th consecutive rate hike (8 times in 2005) to 4.25% at the December Federal Open
Market Committee (“FOMC”) meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment.
While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals
remain generally positive (i.e., strong corporate balance sheets, generally high cash levels), high profile airline bankruptcies during the third

Salomon Brothers Investment Series 2005 Annual
Report         1

 quarter 2005, pushed annual high yield default rates closer to historical averages, at 3.73% by principal amountiii. Increased leveraged buyout activity and stock buybacks also releveraged some corporate balance sheets and put pressure on the market.

Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99%
yieldiv of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.v However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt
returned 10.73% for the calendar year ending December 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi. We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight
“measured” increases in the federal funds ratevii throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the Auto sector, worsened technicals.

Nevertheless, markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. October proved the only negative month of performance in the second half of the annual period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.

Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries (of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange).

The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial

2         Salomon Brothers Investment
Series 2005 Annual Report

 additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers High Yield Bond Fund, excluding sales charges, returned
4.08%. The Fund’s unmanaged benchmark, the Citigroup High Yield Market Index returned 2.08% for the same period. The Lipper High Current Yield Funds Category Average1 increased 2.45% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

6 months

12 months

High Yield Bond Fund — Class A Shares

2.56%

4.08%

Citigroup High Yield Market Index

1.25%

2.08%

Lipper High Current Yield Funds Category Average

2.15%

2.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.03%, Class C shares returned 2.17%,
Class O shares returned 2.74% and Class Y shares returned 2.73% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 3.04%, Class C shares returned 3.44%, Class O shares returned 4.33% and Class Y shares returned 4.29% over the 12 months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 435 funds for the six-month period and among the 424 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

      What were the
leading contributors to performance?

A. Over the 12 months ending December 31, 2005, the Fund benefited from positive attribution on both a sector and security level in both the high yield and emerging markets debt allocations. Specifically, within high yield, the Fund benefited from its

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 424 funds in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment Series 2005 Annual
Report         3

 underweight exposure to automotive and airlines and strongly positive security selection in power, utilities, consumer products/tobacco and CCC-rated and below securities.

The Fund’s strategic exposure to emerging markets debt
through the majority of the 12 months also contributed substantially to positive performance, as emerging markets debt outperformed all other broad fixed income asset classes during the year. Within the emerging markets debt portion of the portfolio, our underweight in Russia and strong issue selection in Argentina, Mexico and the Philippines added to performance.

What were the leading detractors from performance?

A. Our underweight to telecommunications detracted from Fund performance during the annual period.

Q. Were there any significant changes to the Fund during the reporting period?

A.
During the period, we added to our positions in the automotive, healthcare, telecommunications and utilities sectors and decreased our exposure to food/beverage/bottling, transportation and retail. We also decreased our exposure to CCC- rated securities during the 12-month period in favor of higher quality debt.

Thank you for your investment in the Salomon Brothers High Yield Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA

Beth A. Semmel

Executive Vice President

Executive Vice President

James E. Craige

Executive Vice President

February 2, 2006

4         Salomon Brothers Investment Series 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price.
Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

Source: Altman High Yield Bond Default and Return Report, November 2, 2005.

iv

As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

[v]

Yields are subject to change and will fluctuate.

vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia,
Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Investment
Series 2005 Annual Report         5

Manager’s Overview

Salomon Brothers Short/Intermediate U.S. Government Fund

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board (“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-point hikes during the period brought the federal funds rateii from 2.25% to 4.25% by period end. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis pointsiii during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields on stronger-than-expected housing starts.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the
Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were “contained”. However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“FOMC”) removed its characterization of monetary policy as
“accommodative” in its December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment

6         Salomon Brothers Investment Series 2005 Annual Report

 fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also underlied economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the Hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at
103.6 versus December 2004’s 102.3 reading as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S.
economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)iv declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter
2005 (from second quarter 2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the Hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high
commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (“CPI”)v inflation consistently registering below expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push

Salomon Brothers Investment Series 2005 Annual
Report         7

 up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Short/Intermediate U.S.
Government Fund, excluding sales charges, returned 1.03%. The Fund’s unmanaged benchmark, the Citigroup 1-10 Year Treasury Bond Indexvi returned 1.57% for the same period. The Lipper Short/Intermediate U.S. Government
Funds Category Average1 increased 1.01% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

6 months

12 months

Short/Intermediate U.S. Government Fund — Class A Shares

-0.17%

1.03%

Citigroup 1-10 Year Treasury Bond Index

0.01%

1.57%

Lipper Short/Intermediate U.S. Government Funds Category Average

-0.06%

1.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.citigroupam.com.

The 30-Day SEC Yield for Class A, Class B, Class C and Class O were 4.35%, 4.19%, 3.93% and 4.70%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yields for Class A, Class B, Class C and Class O would have been 3.94%, 3.70%, 3.42% and 4.22%, respectively.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned -0.28%, Class C shares returned -0.48% and
Class O shares returned -0.05% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 0.80%, Class C shares returned 0.48% and Class O shares returned 1.28% over the 12 months ended December 31, 2005.
Performance figures reflect fee waivers and/or expense reimbursements. Absents these waivers and/or expense reimbursements, the total return would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 79 funds for the six-month period and among the 78 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

     What were the leading contributors to performance?

A. Our asset allocation
positively contributed to Fund performance during the period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 78 funds in the Fund’s Lipper category and excluding sales charges.

8         Salomon Brothers Investment Series 2005 Annual Report

 We managed our exposure to mortgage-backed securities carefully during the 12 months, starting the period slightly underweight but gradually increasing exposure in the latter half of the period, as the asset class cheapened, 10-year U.S. Treasury yields became more rangebound and relative value versus U.S. Treasuries improved.

      What were the leading detractors from
performance?

A. The portfolio’s shorter duration posture versus the benchmark early in the period detracted from performance, as the longer end (10+ year) of the yield curve held up better than market participants expected. However, the portfolio recouped some of its early losses in the second half of the period due to its shorter duration position as rates continued to climb across all parts of the yield curve. In addition, our underweight exposure to U.S. Government Agencies detracted from performance relative to the benchmark during the 12 months, as U.S. Government Agencies outperformed U.S. Treasuries.

Q. Were there any significant changes to the Fund during the reporting period?

A. We slightly increased our duration position during the annual period, bringing duration closer to neutral versus the benchmark. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We believe this more neutral stance will benefit the portfolio as the Fed nears the end of its current rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility. We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period. We plan to maintain our current allocation to mortgage-backed securities in an effort to provide diversification and achieve greater total return.

We added to the portfolio’s mortgage-backed security and U.S. Treasury exposure during the annual period during market troughs as both markets saw significant volatility during the year.

Thank you
for your investment in the Salomon Brothers Short/Intermediate U.S. Government Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Roger M. Lavan, CFA

Executive Vice President

February 2, 2006

Salomon Brothers Investment
Series 2005 Annual Report         9

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The value of the Fund will fluctuate with market
conditions and neither share price nor income from the Fund are guaranteed by the U.S. government. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in mortgage-backed securities involve an additional level of risk, as discussed in the prospectus. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

All index performance
reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iv

Gross domestic product is a market value of goods and services produced by labor and property in a given country.

[v]

The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

vi

The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities.

10         Salomon Brothers Investment Series 2005 Annual Report

Manager’s Overview

Salomon Brothers Strategic Bond Fund

Special Shareholder Notice

Effective February 1, 2006, Detlev Schlichter and Andres Sanchez-Balcazar have joined the portfolio management team of Citigroup Asset Management Limited (“CAM Ltd.”), sub-advisor to Salomon Brothers Strategic Bond Fund (the “Fund”), a series of Salomon Brothers Series Funds Inc, and the Fund. Messrs. Schlichter and
Sanchez-Balcazar also continue to be portfolio managers associated with Western Asset Management Company Limited (“Western Asset”), which, like Salomon Brothers Asset Management Inc, the Fund’s investment manager, and CAM Ltd., is a subsidiary of Legg Mason, Inc. David Scott is no longer a member of the team managing the Fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Due to the Fund’s allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews for the period included below.

Investment Grade
Market Review

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board
(“Fed”)i activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed’s eight “measured” 25-basis-pointii hikes during the period brought the federal funds rateiii from 2.25% to 4.25% by period end. After the end of the
Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a “conundrum,” yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in short yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year yields on stronger-than-expected housing starts.

As the market fully expected each 25-basis-point hike in the federal funds rate during the period — thanks to the Fed’s well-telegraphed intentions to raise rates at a measured pace — investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates “at a pace that is likely to be measured,” noting that core inflation remained low through the year and long-term inflation expectations were
“contained”. However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its “measured” language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (“ FOMC”) removed its characterization of monetary policy as

Salomon Brothers Investment Series 2005 Annual Report         11

 “accommodative” in its
December statement, as well as the signal phrase “at a pace that is likely to be measured”, a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan’s replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke’s specific focus and leadership skills are, in part, unknown.

Economic growth
remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall
2005’s Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004.
Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also underlied economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in
September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus
December 2004’s 102.3 reading as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during
the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product (“GDP”)iv declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004’s 4.5% pace) and 3.3% growth in second quarter 2005 (from second quarter
2004’s 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes.
Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

12         Salomon Brothers Investment Series 2005 Annual Report

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively “contained” through 2005. Core inflation rates, in particular, remained at moderate levels, with core Consumer Price Index (“CPI”)v inflation consistently registering below expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed’s comfort range.

U.S. High Yield Market Review

The high yield market
returned 2.08% for the calendar year ending December 31, 2005, as represented by the Citigroup High Yield Market Indexvi. Although high yield debt markets ended 2004 on a positive note after an extended end-of-year rally, markets turned generally down through Spring 2005 as rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation spooked investors. The steady stream of negative auto sector headlines also contributed to the negative tone, as reduced earnings, production cuts and downgrades to high yield status hit both General Motors Corporation and Ford
Motor Company, causing spreads to widen dramatically within the auto sector and across fixed income credit markets.

Markets began to
recover in mid-May as technicals strengthened and economic news turned generally positive. S&P and Fitch’s long-anticipated downgrades of General Motors Corporation and Ford Motor Company to non-investment grade in early May improved the market’s tone, as the rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.
Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds.
Resurgent investor risk appetites on the back of strong U.S. economic news and positive second quarter earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7th terrorist bombings in London (and the July 21st reprise) and weaker consumer sentiment.

However, markets again turned down in the last few months of the year amid volatility in the auto sector, stronger inflation, continued high energy prices and fears of a potentially slowing economy in the aftermath of Hurricanes Katrina and Rita. In addition, rising interest rates, with the Fed executing its 13th consecutive rate hike (8 times in 2005)

Salomon Brothers Investment Series 2005 Annual Report         13

 to 4.25% at the
December FOMC meeting, and worsening investor sentiment on the back of increased risk aversion largely offset the surprisingly resilient economic data seen post-Hurricanes. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Technicals weakened during 2005 versus the prior few years as the market entered redemption mode in light of the rising rate environment. While total new supply was significantly lighter versus calendar year 2004, with only $103.6 billion coming to market in 2005 versus $142.4 billion in 2004, overall demand also declined. For the year ending December 31, 2005, high yield mutual funds reported outflows of approximately $11.48 billion (according to AMG Data Services).

Finally, while high yield fundamentals remain generally
positive (i.e., strong corporate balance sheets, generally high cash levels), third quarter 2005’s high profile airline bankruptcies pushed annual high yield default rates closer to historical averages, at 3.73% by principal amountvii. Increased leveraged buyout activity and stock buybacks also relevered some corporate balance sheets and put pressure on the market.

Spreads widened 17 basis points during 2005 to close at 359 basis points over U.S. Treasuries. Based on the 7.99%
yieldviii of the Citigroup High Market Yield Index as of December 31, 2005, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.ix However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging Markets Debt Review

Emerging markets debt
returned 10.73% for the calendar year ending December 31, 2005, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x. We believe strong country fundamentals, resurgent commodity prices (particularly in metals, agriculture and oil) and positive market technicals offset the downward pressure exerted by eight
“measured” increases in the federal funds rate throughout 2005 and credit contagion from the Auto sector during the volatile Spring of 2005. Continued progress on political and economic reform in many emerging countries, commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the year.

Emerging debt trended positive during the first three months of the annual period despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Markets remained under pressure in early April as the overspill from volatile credit markets, with the highly visible troubles in the Auto sector, worsened technicals.

Nevertheless,
markets turned again by mid-April and followed a generally upward trajectory through the remainder of the year as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive.
October proved the only negative month of performance in the second half of the annual

14         Salomon Brothers Investment Series 2005 Annual Report

 period, declining as investors became increasingly risk averse on heightened inflation and growth concerns and the negative tone in U.S. equity markets.

Spreads tightened 110 basis points during 2005, closing at 237 basis points over U.S. Treasuries (of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange).

The outlook for the emerging debt markets is impacted by the strong performance and large degree of spread tightening the market has experienced over the past few years. With spreads at approximately 250 basis points over U.S. Treasuries the scope for substantial additional tightening seems limited. Nonetheless, we do not anticipate the degree of political and economic volatility that could lead to substantial spread widening in 2006.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Salomon Brothers Strategic Bond Fund, excluding sales charges, returned 2.49%. The
Fund’s unmanaged benchmarks, the Lehman Brothers Aggregate Bond Indexxi and the Citigroup Broad Investment
Grade Bond Indexxii returned 2.43% and 2.57%, respectively, for the same period. The Lipper Multi-Sector Income
Funds Category Average1 increased 2.19% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)

6 months

12 months

Strategic Bond Fund — Class A Shares

0.53%

2.49%

Lehman Brothers Aggregate Bond Index

-0.08%

2.43%

Citigroup Broad Investment Grade Bond Index

-0.04%

2.57%

Lipper Multi-Sector Income Funds Category Average[1]

1.19%

2.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at
www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.09%, Class C shares returned 0.28%,
Class O shares returned 0.23% and Class Y shares returned 0.47% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 1.60%, Class C shares returned 1.92%, Class O shares returned 2.27% and
Class Y shares returned 2.57% over the 12 months ended December 31, 2005.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 120 funds for the six-month period and among the 113 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Salomon Brothers Investment
Series 2005 Annual Report         15

Q. What were the most significant factors affecting Fund performance?

      What were the
leading contributors to performance?

A. The portfolio’s allocation to higher-yielding bonds, specifically emerging markets debt, once again proved beneficial to portfolio performance during the annual period, as emerging debt was the best performer among broad fixed income asset classes during the year, according to the Lehman family of indices.

      What were the leading detractors from
performance?

A. Although we outperformed our benchmark, our underweight exposure to U.S. Government Agencies slightly detracted from performance in the investment grade section of the portfolio, as U.S. Government Agencies outperformed U.S. Treasuries and mortgage-backed securities during the 12 months.

Q. Were
there any significant changes to the Fund during the reporting period?

A. Despite the strong performance seen throughout the year, we reduced our overall exposure to emerging markets debt by period end on a relative valuation basis as spreads reached all time tights on persistent strong technicals and fundamentals. We reallocated assets into mortgage-backed securities and U.S. Treasuries in the latter half of the annual period as both markets underwent significant sell-offs during the third and fourth quarters before recovering value near period end.

We maintained our neutral duration position versus the benchmark during the annual period. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) We believe this neutral stance will benefit the portfolio as the Fed nears the end of its current rate tightening cycle, which should allow possible yield advantage during a period of expected low volatility. We also slightly extended our yield curve positioning versus the benchmark from the beginning of the period. We plan to maintain our current allocation to emerging markets debt and high yield in an effort to provide diversification and achieve greater total return than a pure U.S. investment grade portfolio alone.

16         Salomon Brothers Investment Series 2005 Annual Report

Thank you for your investment in the Salomon Brothers Strategic Bond
Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA

Roger M. Lavan

Executive Vice President

Executive Vice President

David Scott

Executive Vice President

February 2,
2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investments in bonds are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance
reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

A basis point is one one-hundredth (1/100 or 0.01) of one percent.

iii

The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

Gross domestic product is the market value of goods and services produced by labor and property in a given country.

[v]

The Consumer Price Index measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor
Statistics.

vi

The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii

Source: Altman High Yield Bond Default and Return Report, November 2, 2005.

viii

As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.

ix

Yields are subject to change and will fluctuate.

[x]

JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco,
Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

xi

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xii

The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.

Salomon Brothers Investment Series 2005 Annual Report         17

Fund at a Glance (unaudited)

Salomon
Brothers High Yield Bond Fund

18         Salomon Brothers Investment Series 2005 Annual Report

Fund at a Glance (unaudited) (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Investment Series 2005 Annual Report         19

Fund at a Glance (unaudited) (continued)

Salomon Brothers Strategic Bond Fund

20         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000
invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers High Yield Bond Fund

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratios

Expenses Paid During the Period(3)

Class A

2.56
%

$
1,000.00

$
1,025.60

1.23
%

$
6.28

Class B

2.03

1,000.00

1,020.30

2.08

10.59

Class C

2.17

1,000.00

1,021.70

1.76

8.97

Class O

2.74

1,000.00

1,027.40

0.84

4.29

Class Y

2.73

1,000.00

1,027.30

0.86

4.39

(1)

For the six months ended December 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report         21

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are
meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers High Yield Bond Fund

Hypothetical Annualized Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,019.00

1.23
%

$
6.26

Class B

5.00

1,000.00

1,014.72

2.08

10.56

Class C

5.00

1,000.00

1,016.33

1.76

8.94

Class O

5.00

1,000.00

1,020.97

0.84

4.28

Class Y

5.00

1,000.00

1,020.87

0.86

4.38

(1)

For the six months ended December 31, 2005.

(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

22         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Short/ Intermediate U.S. Government Fund

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratios

Expenses Paid During the Period(3)

Class A

(0.17
)%

$
1,000.00

$
998.30

0.80
%

$
4.03

Class B

(0.28
)

1,000.00

997.20

1.05

5.29

Class C

(0.48
)

1,000.00

995.20

1.30

6.54

Class O

(0.05
)

1,000.00

999.50

0.55

2.77

(1)

For the six months ended December 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual
Report         23

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Short/ Intermediate U.S. Government Fund

Hypothetical Annualized Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,021.17

0.80
%

$
4.08

Class B

5.00

1,000.00

1,019.91

1.05

5.35

Class C

5.00

1,000.00

1,018.65

1.30

6.61

Class O

5.00

1,000.00

1,022.43

0.55

2.80

(1)

For the six months ended December 31, 2005.

(2)

Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

24         Salomon Brothers Investment Series 2005 Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000
invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Strategic Bond Fund

Actual Total Return Without Sales Charges(2)

Beginning Account Value

Ending Account Value

Annualized Expense Ratios

Expenses Paid During the Period(3)

Class A

0.53
%

$
1,000.00

$
1,005.30

1.28
%

$
6.47

Class B

0.09

1,000.00

1,000.90

2.11

10.64

Class C

0.28

1,000.00

1,002.80

1.85

9.34

Class O

0.23

1,000.00

1,002.30

1.81

9.13

Class Y

0.47

1,000.00

1,004.70

1.48

7.48

(1)

For the six months ended December 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Investment Series 2005 Annual Report         25

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Strategic Bond Fund

Hypothetical Annualized Total Return

Beginning Account Value

Ending Account Value

Annualized Expense Ratio

Expenses Paid During the Period(2)

Class A

5.00
%

$
1,000.00

$
1,018.75

1.28
%

$
6.51

Class B

5.00

1,000.00

1,014.57

2.11

10.71

Class C

5.00

1,000.00

1,015.88

1.85

9.40

Class O

5.00

1,000.00

1,016.08

1.81

9.20

Class Y

5.00

1,000.00

1,017.74

1.48

7.53

(1)

For the six months ended December 31, 2005.

(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

26         Salomon Brothers Investment Series 2005 Annual Report

Fund Performance

Salomon Brothers
High Yield Bond Fund

Average Annual Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A

Class B

Class C

Class O

Class Y

Twelve Months Ended 12/31/05

4.08
%

3.04
%

3.44
%

4.33
%

4.29
%

Five Years Ended 12/31/05

9.66

8.80

9.11

10.06

N/A

Ten Years Ended 12/31/05

7.68

6.88

7.07

8.00

N/A

Inception* through 12/31/05

8.58

7.76

7.94

8.89

11.34

With Sales Charges(3)

Class A

Class B

Class C

Class O

Class Y

Twelve Months Ended 12/31/05

(0.55
)%

(0.84
)%

2.47
%

4.33
%

4.29
%

Five Years Ended 12/31/05

8.66

8.66

9.11

10.06

N/A

Ten Years Ended 12/31/05

7.19

6.88

7.07

8.00

N/A

Inception* through 12/31/05

8.12

7.76

7.94

8.89

11.34

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (12/31/95 through 12/31/05)

109.65
%

Class B (12/31/95 through 12/31/05)

94.52

Class C (12/31/95 through 12/31/05)

97.91

Class O (12/31/95 through 12/31/05)

115.97

Class Y (Inception* through 12/31/05)

34.34

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to
Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%;
Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year, 1.00% in the fifth year and no CDSC thereafter. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception date for Class A, B, C and O shares is February 22, 1995. Inception date for Class Y shares is April 2, 2003.

Salomon Brothers Investment
Series 2005 Annual Report         27

Fund Performance (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

Average Annual Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A

Class B

Class C

Class O

Twelve Months Ended 12/31/05

1.03
%

0.80
%

0.48
%

1.28
%

Five Years Ended 12/31/05

4.51

3.89

4.03

4.77

Ten Years Ended 12/31/05

5.09

4.39

4.50

5.38

Inception* through 12/31/05

5.56

4.85

4.95

5.84

With Sales Charges(3)

Class A

Class B

Class C

Class O

Twelve Months Ended 12/31/05

(1.00
)%

(1.15
)%

0.48
%

1.28
%

Five Years Ended 12/31/05

4.10

3.72

4.03

4.77

Ten Years Ended 12/31/05

4.88

4.39

4.50

5.38

Inception* through 12/31/05

5.36

4.85

4.95

5.84

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (12/31/95 through 12/31/05)

64.27
%

Class B (12/31/95 through 12/31/05)

53.72

Class C (12/31/95 through 12/31/05)

55.29

Class O (12/31/95 through 12/31/05)

68.87

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%;
Class B shares reflect the deduction of a 2.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC thereafter.

*

Inception date for Class A, B, C and O shares is February 22, 1995.

28         Salomon Brothers Investment Series 2005 Annual Report

Fund Performance (continued)

Salomon Brothers
Strategic Bond Fund

Average Annual Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A

Class B

Class C

Class O

Class Y

Twelve Months Ended 12/31/05

2.49
%

1.60
%

1.92
%

2.27
%

2.57
%

Five Years Ended 12/31/05

7.45

6.70

6.99

7.64

N/A

Ten Years Ended 12/31/05

6.97

6.17

6.38

7.19

N/A

Inception* through 12/31/05

7.93

7.14

7.32

8.16

5.40

With Sales Charges(3)

Class A

Class B

Class C

Class O

Class Y

Twelve Months Ended 12/31/05

(2.12
)%

(2.32
)%

0.94
%

2.27
%

2.57
%

Five Years Ended 12/31/05

6.46

6.55

6.99

7.64

N/A

Ten Years Ended 12/31/05

6.47

6.17

6.38

7.19

N/A

Inception* through 12/31/05

7.48

7.14

7.32

8.16

5.40

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (12/31/95 through 12/31/05)

96.09
%

Class B (12/31/95 through 12/31/05)

81.98

Class C (12/31/95 through 12/31/05)

85.54

Class O (12/31/95 through 12/31/05)

100.23

Class Y (Inception* through 12/31/05)

12.91

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%;
Class B shares reflect the deduction of a 4.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year, 1.00% in the fifth year and no CDSC thereafter. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception date for Class A, B, C and O shares is February 22, 1995. Inception date for Class Y shares is September 10, 2003.

Salomon Brothers Investment
Series 2005 Annual Report         29

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon Brothers High Yield Bond Fund vs. Citigroup High-Yield
Market Index† (December 1995 — December 2005)

†

Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1995, assuming deduction of the maximum 4.50% sales charge with respect to Class A Shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Citigroup High-Yield Market Index is a broad-based unmanaged index of high yield securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A,
B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

30         Salomon Brothers Investment Series 2005 Annual Report

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon
Brothers Short/Intermediate U.S. Government Fund vs. Citigroup 1-10 Year Treasury Bond Index†
(December 1995 — December 2005)

†

Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1995, assuming deduction of the maximum 2.00% sales charge with respect to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Citigroup 1-10 Year Treasury Bond Index is a broad measure of the performance of the short-term and medium-term U.S. Treasury securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Investment Series 2005 Annual Report         31

Historical Performance (unaudited) (continued)

Value of $10,000 Invested in Class A, B, C and O Shares of the Salomon
Brothers Strategic Bond Fund vs. Lehman Brothers Aggregate Index† (December 1995 — December 2005)

†

Hypothetical illustration of $10,000 invested in Class A, B, C and O shares on December 31, 1995, assuming deduction of the maximum 4.50% sales charge with regards to Class A shares at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The Lehman Brothers Aggregate Index is a broad-based bond index comprised of Government, Corporate,
Mortgage and Asset-backed issues, rated investment grade or higher and having at least one year to maturity. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and O shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

32         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)

SALOMON BROTHERS HIGH YIELD BOND FUND

Face Amount

Security

Value

CORPORATE BONDS & NOTES — 80.8%

Aerospace & Defense — 1.9%

$
1,600,000

Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11

$
1,688,000

1,875,000

Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11

1,931,250

4,475,000

DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13

4,301,594

L-3 Communications Corp., Senior Subordinated Notes:

2,125,000

7.625% due 6/15/12

2,247,188

7,675,000

6.375% due 10/15/15 (a)

7,694,187

Sequa Corp., Senior Notes:

1,750,000

9.000% due 8/1/09

1,868,125

3,320,000

Series B, 8.875% due 4/1/08

3,477,700

Total Aerospace & Defense

23,208,044

Airlines — 0.1%

Continental Airlines Inc., Pass-Through Certificates:

737,886

Series 974C, 6.800% due 7/2/07

704,476

590,051

Series 1998-IC, Class C, 6.541% due 9/15/08

560,826

Total Airlines

1,265,302

Auto Components — 0.9%

96,000

Dura Operating Corp., Senior Unsecured Notes, Series B, 8.625% due 4/15/12

79,680

3,000,000

Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13

2,610,000

875,000

Rexnord Corp., Senior Subordinated Notes, 10.125% due 12/15/12

945,000

Tenneco Automotive Inc.:

2,850,000

8.625% due 11/15/14

2,707,500

1,225,000

Senior Secured Notes, Series B, 10.250% due 7/15/13

1,344,437

TRW Automotive Inc., Senior Subordinated Notes:

2,406,000

9.375% due 2/15/13

2,616,525

168,000

11.000% due 2/15/13

189,420

Total Auto Components

10,492,562

Automobiles — 2.8%

Ford Motor Co.:

Debentures:

1,000,000

6.625% due 10/1/28

650,000

1,350,000

8.900% due 1/15/32

995,625

30,725,000

Notes, 7.450% due 7/16/31

21,046,625

General Motors Corp., Senior Debentures:

2,400,000

8.250% due 7/15/23

1,554,000

16,010,000

8.375% due 7/15/33

10,646,650

Total Automobiles

34,892,900

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         33

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Building Products — 0.3%

Associated Materials Inc.:

$
1,475,000

Senior Discount Notes, step bond to yield 16.644% due 3/1/14

$
730,125

50,000

Senior Subordinated Notes, 9.750% due 4/15/12

48,500

2,325,000

Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14

2,255,250

Total Building Products

3,033,875

Capital Markets — 0.3%

3,499,000

BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14

3,910,133

Chemicals — 4.4%

1,200,000

Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11

1,284,000

2,100,000

Borden Chemicals & Plastics LP, Notes, 9.500% due 5/1/05 (b)(c)(d)

36,750

4,075,000

Borden U.S. Finance Corp./Nova Scotia Finance ULC, Second Priority Senior Secured Notes, 9.000% due 7/15/14 (a)

4,054,625

3,525,000

Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11

3,895,125

2,990,000

Ethyl Corp., Senior Notes, 8.875% due 5/1/10

3,146,975

FMC Corp.:

675,000

Medium-Term Notes, Series A, 7.000% due 5/15/08

699,525

1,325,000

Senior Debentures, 7.750% due 7/1/11

1,433,357

2,125,000

Hercules Inc., 6.750% due 10/15/29

2,055,938

Huntsman International LLC:

1,150,000

Senior Notes, 9.875% due 3/1/09

1,219,000

Senior Subordinated Notes:

2,641,000

10.125% due 7/1/09

2,740,038

650,000

7.375% due 1/1/15 (a)

630,500

775,000

IMC Global Inc., 10.875% due 8/1/13

894,156

3,450,000

Innophos Inc., Senior Subordinated Notes, 9.625% due 8/15/14 (a)

3,493,125

2,175,000

ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11

2,327,250

365,000

ISP Holdings Inc., Senior Secured Notes, Series B, 10.625% due 12/15/09

385,075

Lyondell Chemical Co.:

780,000

Secured Notes, 9.500% due 12/15/08

820,950

475,000

Senior Secured Notes, 11.125% due 7/15/12

533,781

925,000

Methanex Corp., Senior Notes, 8.750% due 8/15/12

1,033,688

4,550,000

Millennium America Inc., Senior Notes, 9.250% due 6/15/08

4,931,062

400,000

Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13

421,000

5,300,000

NOVA Chemicals Corp., Senior Notes, 6.500% due 1/15/12

5,160,875

650,000

OM Group Inc., Senior Subordinated Notes, 9.250% due 12/15/11

638,625

1,150,000

Resolution Performance Products Inc./RPP Capital Corp., Secured Notes, 9.500% due 4/15/10

1,170,125

3,200,000

Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10

3,400,000

Rhodia SA:

Senior Notes:

250,000

7.625% due 6/1/10

252,500

950,000

10.250% due 6/1/10

1,045,000

4,325,000

Senior Subordinated Notes, 8.875% due 6/1/11

4,454,750

1,694,000

Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11

1,821,050

Total Chemicals

53,978,845

See Notes to Financial Statements.

34         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Commercial Services & Supplies — 2.3%

Allied Waste North America Inc.:

Senior Notes:

$
2,400,000

7.250% due 3/15/15

$
2,436,000

Series B:

75,000

8.500% due 12/1/08

79,125

4,342,000

9.250% due 9/1/12

4,721,925

2,950,000

Senior Secured Notes, Series B, 7.375% due 4/15/14

2,883,625

725,000

Brand Services Inc., Senior Notes, 12.000% due 10/15/12

764,875

2,425,000

Buhrmann US Inc., Senior Subordinated Notes, 7.875% due 3/1/15

2,379,531

Cenveo Corp.:

2,150,000

Senior Notes, 9.625% due 3/15/12

2,332,750

3,000,000

Senior Subordinated Notes, 7.875% due 12/1/13

2,910,000

5,050,000

Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13

5,024,750

4,675,000

DI Finance/DynCorp International, 9.500% due 2/15/13

4,885,375

2,870,961

Employee Solutions Inc., Series B, 10.000% due 4/15/10 (b)(d)

287

4,000,000

Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (b)(c)

15,600

Total Commercial Services & Supplies

28,433,843

Communications Equipment — 1.1%

11,225,000

Lucent Technologies Inc., Debentures, 6.450% due 3/15/29

9,681,562

4,100,000

Nortel Networks Ltd., Notes, 6.125% due 2/15/06

4,120,500

Total Communications Equipment

13,802,062

Computers & Peripherals — 0.4%

3,650,000

Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09

3,850,750

1,500,000

SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)

1,560,000

Total Computers & Peripherals

5,410,750

Consumer Finance — 0.1%

1,075,000

Dana Credit Corp., Notes, 8.375% due 8/15/07 (a)

1,018,563

Containers & Packaging — 2.5%

2,900,000

Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12

3,132,000

Graphic Packaging International Corp.:

2,900,000

Senior Notes, 8.500% due 8/15/11

2,921,750

2,775,000

Senior Subordinated Notes, 9.500% due 8/15/13

2,664,000

3,425,000

Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12

3,305,125

3,325,000

JSG Funding PLC, Senior Notes, 9.625% due 10/1/12

3,341,625

Owens-Brockway Glass Container Inc.:

800,000

6.750% due 12/1/14

780,000

650,000

Senior Notes, 8.250% due 5/15/13

674,375

3,775,000

Senior Secured Notes, 7.750% due 5/15/11

3,959,031

200,000

Owens-Illinois Inc., Debentures, 7.500% due 5/15/10

204,000

Pliant Corp. (c):

980,846

11.625% due 6/15/09

1,044,601

900,000

Senior Secured Second Lien Notes, 11.125% due 9/1/09

805,500

825,000

Senior Subordinated Notes, 13.000% due 6/1/10

165,000

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         35

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Containers & Packaging — 2.5% (continued)

$
2,150,000

Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10

$
1,752,250

Smurfit-Stone Container Enterprises Inc., Senior Notes:

1,625,000

9.750% due 2/1/11

1,649,375

3,175,000

8.375% due 7/1/12

3,087,688

75,000

Stone Container Finance Co. of Canada II, Senior Notes, 7.375% due 7/15/14

68,625

Tekni-Plex Inc.:

325,000

Senior Secured Notes, 8.750% due 11/15/13 (a)

287,625

2,525,000

Senior Subordinated Notes, Series B, 12.750% due 6/15/10

1,388,750

Total Containers & Packaging

31,231,320

Diversified Consumer Services — 0.1%

1,550,000

Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)

1,586,813

Diversified Financial Services — 5.3%

Alamosa Delaware Inc.:

1,362,000

Senior Discount Notes, 12.000% due 7/31/09

1,496,498

Senior Notes:

1,527,000

11.000% due 7/31/10

1,729,328

550,000

8.500% due 1/31/12

597,438

2,225,000

Atlantic Broadband Finance LLC, 9.375% due 1/15/14

1,996,937

2,525,000

CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)

2,436,625

Ford Motor Credit Co., Notes:

12,450,000

6.625% due 6/16/08

11,298,985

875,000

7.875% due 6/15/10

788,115

22,100,000

General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31

21,225,260

1,343,000

Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12

1,435,331

1,798,767

Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (a)

899,384

2,700,000

Nell AF SARL, Senior Notes, 8.375% due 8/15/15 (a)

2,686,500

2,350,000

Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13

2,091,500

10,819,317

Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.652% due 6/15/15 (a)

11,135,111

3,490,000

Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.945% due 10/1/15

2,565,150

2,865,000

Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14

3,058,387

Total Diversified Financial Services

65,440,549

Diversified Telecommunication Services — 3.1%

Insight Midwest LP/Insight Capital Inc., Senior Notes:

1,275,000

9.750% due 10/1/09

1,319,625

2,625,000

10.500% due 11/1/10

2,772,656

1,500,000

Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(e)

1,531,875

2,975,000

Intelsat Ltd., Senior Discount Notes, step bond to yield 9.790% due 2/1/15 (a)

1,970,938

9,760,000

MCI Inc., Senior Notes, 8.735% due 5/1/14

10,821,400

1,305,000

PanAmSat Corp., 9.000% due 8/15/14

1,373,513

See Notes to Financial Statements.

36         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Diversified Telecommunication Services — 3.1% (continued)

Qwest Communications International Inc., Senior Notes:

$
575,000

7.500% due 2/15/14

$
593,688

3,285,000

Series B, 7.500% due 2/15/14 (a)

3,391,762

Qwest Corp.:

1,027,000

7.500% due 6/15/23

1,025,716

10,590,000

Debentures, 6.875% due 9/15/33

10,007,550

3,175,000

Notes, 8.875% due 3/15/12

3,595,687

1,750,000

World Access Inc., Senior Notes, 13.250% due 1/15/08 (c)

96,250

Total Diversified Telecommunication Services

38,500,660

Electric Utilities — 3.0%

975,000

AES Corp., Senior Notes, 8.750% due 6/15/08

1,028,625

2,225,000

Allegheny Energy Supply Co. LLC, 8.250% due 4/15/12 (a)

2,519,813

Edison Mission Energy, Senior Notes:

1,475,000

10.000% due 8/15/08

1,622,500

3,075,000

7.730% due 6/15/09

3,190,312

3,850,000

9.875% due 4/15/11

4,509,312

Mirant Americas Generation LLC, Senior Notes (c):

925,000

7.625% due 5/1/06

1,133,125

5,550,000

8.300% due 5/1/11

7,048,500

4,075,000

9.125% due 5/1/31

5,348,437

Reliant Energy Inc., Senior Secured Notes:

1,875,000

9.250% due 7/15/10

1,884,375

5,600,000

9.500% due 7/15/13

5,642,000

2,275,000

Texas Genco LLC/Texas Genco Financing Corp., Senior Notes, 6.875% due 12/15/14 (a)

2,474,063

Total Electric Utilities

36,401,062

Electronic Equipment & Instruments — 0.4%

1,920,000

Kinetek Inc., Senior Notes, Series D, 10.750% due 11/15/06

1,852,800

Muzak LLC/Muzak Finance Corp.:

3,375,000

Senior Notes, 10.000% due 2/15/09

2,961,563

800,000

Senior Subordinated Notes, 9.875% due 3/15/09

445,000

Total Electronic Equipment & Instruments

5,259,363

Energy Equipment & Services — 1.0%

3,542,000

Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)

3,665,970

1,175,000

Grant Prideco Inc., Senior Notes, 6.125% due 8/15/15 (a)

1,177,937

Hanover Compressor Co.:

Senior Notes:

1,350,000

8.625% due 12/15/10

1,434,375

1,275,000

9.000% due 6/1/14

1,396,125

300,000

Subordinated Notes, zero coupon bond to yield 8.382% due 3/31/07

270,750

3,250,000

Targa Resources Inc., 8.500% due 11/1/13 (a)

3,347,500

925,000

Universal Compression Inc., Senior Notes, 7.250% due 5/15/10

943,500

Total Energy Equipment & Services

12,236,157

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         37

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Exchange Traded — 0.2%

$
2,425,000

Texas Industries Inc., Senior Notes, 7.250% due 7/15/13 (a)

$
2,528,063

Food & Staples Retailing — 0.8%

1,075,000

Jean Coutu Group (PJC) Inc., Senior Notes, 7.625% due 8/1/12

1,064,250

3,850,000

Jean Coutu Group Inc., Senior Subordinated Notes, 8.500% due 8/1/14

3,542,000

Rite Aid Corp.:

125,000

7.500% due 1/15/15

118,750

Notes:

600,000

7.125% due 1/15/07

603,000

1,375,000

6.125% due 12/15/08 (a)

1,299,375

2,550,000

Senior Secured Second Lien Notes, 8.125% due 5/1/10

2,607,375

Total Food & Staples Retailing

9,234,750

Food Products — 1.7%

1,600,000

Ahold Finance USA Inc., Notes, 8.250% due 7/15/10

1,738,000

1,397,708

Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-1, 7.820% due 1/2/20

1,496,421

2,600,000

Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12

2,775,500

Doane Pet Care Co.:

1,075,000

Senior Notes, 10.750% due 3/1/10

1,174,437

1,600,000

Senior Subordinated Notes, 10.625% due 11/15/15 (a)

1,676,000

Dole Food Co. Inc.:

2,525,000

Debentures, 8.750% due 7/15/13

2,613,375

Senior Notes:

1,950,000

8.625% due 5/1/09

2,008,500

225,000

7.250% due 6/15/10

219,375

631,000

8.875% due 3/15/11

649,930

1,700,000

Pilgrim’s Pride Corp., Senior Subordinated Notes, 9.250% due 11/15/13

1,823,250

3,750,000

Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13

3,590,625

1,095,000

Swift & Co., Senior Notes, 10.125% due 10/1/09

1,136,063

Total Food Products

20,901,476

Health Care Equipment & Supplies — 0.4%

3,550,000

Accellent Inc., Senior Subordinated Notes, 10.500% due 12/1/13 (a)

3,656,500

675,000

Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12

712,125

Total Health Care Equipment & Supplies

4,368,625

Health Care Providers & Services — 4.9%

3,850,000

AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13

4,100,250

3,230,000

Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12

3,161,363

5,400,000

DaVita Inc., 7.250% due 3/15/15

5,494,500

Extendicare Health Services Inc., Senior Subordinated Notes:

1,425,000

9.500% due 7/1/10

1,519,406

3,975,000

6.875% due 5/1/14

3,905,437

3,425,000

Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13

3,621,937

See Notes to Financial Statements.

38         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Health Care Providers & Services — 4.9% (continued)

HCA Inc.:

$
2,725,000

7.500% due 12/15/23

$
2,804,575

Debentures:

202,000

8.360% due 4/15/24

221,250

2,700,000

7.050% due 12/1/27

2,598,591

Notes:

3,625,000

6.375% due 1/15/15

3,682,398

875,000

7.690% due 6/15/25

912,985

4,650,000

IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14

4,905,750

2,150,000

InSight Health Services Corp., Senior Subordinated Notes, Series B, 9.875% due 11/1/11

1,634,000

2,175,000

National Mentor Inc., 9.625% due 12/1/12

2,283,750

2,700,000

Omnicare Inc., 6.875% due 12/15/15

2,754,000

Psychiatric Solutions Inc.:

1,075,000

7.750% due 7/15/15

1,115,313

1,075,000

Senior Subordinated Notes, 10.625% due 6/15/13

1,228,188

Tenet Healthcare Corp., Senior Notes:

4,850,000

7.375% due 2/1/13

4,498,375

2,475,000

9.875% due 7/1/14

2,518,313

675,000

9.250% due 2/1/15 (a)

673,313

1,625,000

6.875% due 11/15/31

1,316,250

5,425,000

Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13

5,465,687

Total Health Care Providers & Services

60,415,631

Hotels, Restaurants & Leisure — 8.5%

3,175,000

Ameristar Casinos Inc., Senior Subordinated Notes, 10.750% due 2/15/09

3,381,375

100,000

AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10

99,625

3,075,000

Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14

3,067,313

Caesars Entertainment Inc.:

3,700,000

Senior Notes, 7.000% due 4/15/13

3,963,803

Senior Subordinated Notes:

375,000

9.375% due 2/15/07

391,406

2,800,000

8.875% due 9/15/08

3,034,500

2,600,000

8.125% due 5/15/11

2,882,750

850,000

Carrols Corp., 9.000% due 1/15/13

830,875

125,000

Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)

127,656

550,000

Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)

587,125

6,475,000

Cinemark Inc., Senior Discount Notes, step bond to yield 9.591% due 3/15/14

4,823,875

1,900,000

Friendly Ice Cream Corp., Senior Notes, 8.375% due 6/15/12

1,700,500

3,060,000

Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/15

3,014,100

4,275,000

Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14

4,275,000

4,125,000

Hilton Hotels Corp., Notes, 7.625% due 12/1/12

4,454,781

297,000

HMH Properties Inc., Senior Secured Notes, Series B, 7.875% due 8/1/08

301,826

3,775,000

Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (f)

3,180,437

2,825,000

Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10

2,810,875

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         39

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Hotels, Restaurants & Leisure — 8.5% (continued)

$
3,250,000

Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14

$
3,185,000

4,200,000

Kerzner International Ltd., 6.750% due 10/1/15 (a)

4,105,500

3,725,000

Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15

3,603,937

2,150,000

Leslie’s Poolmart, Senior Notes, 7.750% due 2/1/13

2,166,125

400,000

Loews Cineplex Entertainment Corp., Senior Subordinated Notes, 9.000% due 8/1/14

406,000

1,225,000

MGM Mirage Inc., Casino Hotels, 6.625% due 7/15/15

1,228,063

MGM MIRAGE Inc.:

Senior Notes:

3,750,000

6.750% due 9/1/12

3,820,312

1,025,000

5.875% due 2/27/14

984,000

Senior Subordinated Notes:

1,750,000

9.750% due 6/1/07

1,852,813

66,000

9.375% due 2/15/10

72,600

2,275,000

8.375% due 2/1/11

2,445,625

675,000

Mirage Resorts Inc., Debentures, 7.250% due 8/1/17

690,188

Mohegan Tribal Gaming Authority, Senior Subordinated Notes:

2,850,000

7.125% due 8/15/14

2,931,938

2,425,000

6.875% due 2/15/15

2,455,313

4,750,000

Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15

4,690,625

Pinnacle Entertainment Inc., Senior Subordinated Notes:

2,425,000

8.250% due 3/15/12

2,518,969

2,150,000

8.750% due 10/1/13

2,300,500

2,525,000

Sbarro Inc., Senior Notes, 11.000% due 9/15/09

2,525,000

1,375,000

Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12

1,390,469

Six Flags Inc., Senior Notes:

1,100,000

9.750% due 4/15/13

1,084,875

3,225,000

9.625% due 6/1/14

3,152,437

4,900,000

Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12

5,426,750

6,075,000

Station Casinos Inc., Senior Subordinated Notes:, 6.875% due 3/1/16

6,242,062

2,425,000

Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)

2,509,875

Total Hotels, Restaurants & Leisure

104,716,798

Household Durables — 1.2%

426,000

Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08

415,350

2,500,000

Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (b)(c)(d)

0

3,545,000

Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08 (f)

2,499,225

Interface Inc.:

725,000

Senior Notes, 10.375% due 2/1/10

788,438

3,200,000

Senior Subordinated Notes, 9.500% due 2/1/14

3,200,000

1,450,000

Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11

1,508,000

760,000

Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 11.161% due 9/1/12

543,400

See Notes to Financial Statements.

40         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Household Durables — 1.2% (continued)

$
4,375,000

Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14

$
4,528,125

700,000

Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10

760,375

Total Household Durables

14,242,913

Household Products — 0.2%

3,000,000

Spectrum Brands Inc., Senior Subordinated Notes, 8.500% due 10/1/13

2,632,500

Independent Power Producers & Energy Traders — 2.8%

AES Corp., Senior Notes:

1,150,000

9.500% due 6/1/09

1,247,750

3,200,000

9.375% due 9/15/10

3,512,000

1,025,000

8.875% due 2/15/11

1,113,406

2,300,000

7.750% due 3/1/14

2,423,625

Calpine Corp.:

2,250,000

Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)

1,856,250

1,960,000

Senior Secured Notes, 8.750% due 7/15/13 (a)(c)

1,617,000

2,925,000

Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (c)

2,983,500

Dynegy Holdings Inc.:

Second Priority Senior Secured Notes:

3,475,000

9.875% due 7/15/10 (a)

3,826,844

1,950,000

10.125% due 7/15/13 (a)

2,213,250

Senior Debentures:

6,325,000

7.125% due 5/15/18

5,660,875

2,975,000

7.625% due 10/15/26

2,662,625

5,267,000

NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13

5,899,040

Total Independent Power Producers & Energy Traders

35,016,165

Industrial Conglomerates — 0.5%

3,800,000

Koppers Inc., Senior Notes, 9.875% due 10/15/13

4,142,000

1,600,000

Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14

1,408,000

Total Industrial Conglomerates

5,550,000

Internet Software & Services — 0.1%

1,637,000

FTD Inc., Senior Notes, 7.750% due 2/15/14

1,628,815

IT Services — 0.7%

Iron Mountain Inc., Senior Subordinated Notes:

2,100,000

8.625% due 4/1/13

2,199,750

6,635,000

7.750% due 1/15/15

6,717,938

150,000

6.625% due 1/1/16

140,250

Total IT Services

9,057,938

Machinery — 1.1%

1,950,000

Case New Holland Inc., Senior Notes, 9.250% due 8/1/11

2,096,250

3,350,000

Invensys PLC, Senior Notes, 9.875% due 3/15/11 (a)

3,333,250

2,265,000

Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12

2,417,887

1,150,000

Mueller Holdings Inc., Discount Notes, step bond to yield 11.858% due 4/15/14

871,125

525,000

NMHG Holding Co., Senior Notes, 10.000% due 5/15/09

561,750

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         41

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Machinery — 1.1% (continued)

Terex Corp., Senior Subordinated Notes:

$
96,000

7.375% due 1/15/14

$
95,520

2,400,000

Series B, 10.375% due 4/1/11

2,556,000

1,875,000

Wolverine Tube Inc., Senior Notes, 7.375% due 8/1/08 (a)

1,410,938

Total Machinery

13,342,720

Media — 8.6%

2,800,000

Block Communications Inc., 8.250% due 12/15/15 (a)

2,786,000

3,850,000

Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (e)

3,907,750

1,750,000

Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14

1,806,875

2,828,210

CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12

2,902,451

CBD Media Holdings LLC:

2,350,000

Senior Notes, 9.250% due 7/15/12

2,361,750

1,750,000

Senior Subordinated Notes, 8.625% due 6/1/11

1,793,750

207,000

CCH I Holdings LLC, 9.920% due 4/1/14 (a)

119,025

Charter Communications Holdings LLC:

Senior Accreting Notes:

5,850,000

Step bond to yield 22.588% due 5/15/14 (a)

3,276,000

650,000

Step bond to yield 23.364% due 1/15/15 (a)

310,375

12,572,422

Senior Secured Notes, 11.000% due 10/1/15 (a)

10,623,697

2,950,000

Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)

3,042,187

CSC Holdings Inc.:

175,000

Senior Debentures, 7.625% due 7/15/18

167,125

2,650,000

Senior Notes, 7.000% due 4/15/12 (a)

2,517,500

Dex Media East LLC/Dex Media East Finance Co.:

1,025,000

Senior Notes, 9.875% due 11/15/09

1,113,406

494,000

Senior Notes, Series B, 12.125% due 11/15/12

580,450

Dex Media Inc., Discount Notes:

4,375,000

Step bond to yield 8.554% due 11/15/13

3,500,000

3,100,000

Step bond to yield 8.554% due 11/15/13

2,480,000

1,675,000

Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13

1,867,625

1,154,000

DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13

1,246,320

9,775,000

DIRECTV Holdings LLC Finance, Senior Notes, 6.375% due 6/15/15

9,603,937

EchoStar DBS Corp., Senior Notes:

2,179,000

9.125% due 1/15/09

2,285,226

6,150,000

6.625% due 10/1/14

5,927,062

2,275,000

Emmis Communications Corp., Senior Notes, 10.366% due 6/15/12 (e)

2,294,906

2,850,000

Houghton Mifflin Co., Senior Discount Notes, step bond to yield 10.305% due 10/15/13

2,251,500

1,125,000

Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08

961,875

2,500,000

Lamar Media Corp., 6.625% due 8/15/15

2,521,875

See Notes to Financial Statements.

42         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Media — 8.6% (continued)

$
2,350,000

LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13

$
2,567,375

1,200,000

Mediacom Broadband LLC, Senior Notes, 11.000% due 7/15/13

1,296,000

2,875,000

Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13

2,821,094

1,410,000

Nexstar Finance Holdings LLC, Senior Discount Notes, step bond to yield 11.834% due 4/1/13

1,069,838

2,350,000

R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)

2,661,375

1,050,000

Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11

1,113,000

Rainbow National Services LLC:

1,575,000

Senior Notes, 8.750% due 9/1/12 (a)

1,685,250

2,750,000

Senior Subordinated Debentures, 10.375% due 9/1/14 (a)

3,093,750

875,000

Rogers Cable Inc., Bonds, 8.750% due 5/1/32

1,010,625

4,550,000

Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12

4,709,250

3,700,000

Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09

3,852,625

925,000

Videotron Ltd., Senior Notes, 6.375% due 12/15/15 (a)

923,844

Yell Finance BV:

1,715,000

Senior Discount Notes, step bond to yield 10.888% due 8/1/11

1,770,738

1,248,000

Senior Notes, 10.750% due 8/1/11

1,354,080

3,775,000

Young Broadcasting Inc., Senior Subordinated Notes, 10.000% due 3/1/11

3,553,219

Total Media

105,730,730

Metals & Mining — 1.0%

3,325,000

Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10

3,649,187

1,125,000

Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13

1,154,155

2,350,000

IPSCO Inc., Senior Notes, 8.750% due 6/1/13

2,585,000

5,800,000

Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)

5,437,500

4,000,000

Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (b)(c)(d)

0

Total Metals & Mining

12,825,842

Multiline Retail — 0.5%

2,425,000

Harry & David Operations, 9.000% due 3/1/13

2,443,187

1,750,000

Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)

1,787,188

1,400,000

Saks Inc., Notes, 9.875% due 10/1/11

1,533,000

Total Multiline Retail

5,763,375

Office Electronics — 0.6%

1,900,000

IKON Office Solutions Inc., Senior Notes, 7.750% due 9/15/15 (a)

1,862,000

5,275,000

Xerox Capital Trust I, 8.000% due 2/1/27

5,459,625

Total Office Electronics

7,321,625

Oil, Gas & Consumable Fuels — 6.5%

Chesapeake Energy Corp., Senior Notes:

5,875,000

7.500% due 6/15/14

6,256,875

975,000

6.625% due 1/15/16

992,063

333,000

6.875% due 1/15/16

342,990

3,125,000

6.250% due 1/15/18

3,078,125

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         43

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Oil, Gas & Consumable Fuels — 6.5% (continued)

$
4,627,000

Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12

$
5,043,430

Costilla Energy Inc.:

4,000,000

Senior Notes, 10.250% due 10/1/06 (b)(c)(d)

0

1,000,000

Senior Subordinated Notes, 10.250% due 10/1/06 (b)(c)(d)

0

El Paso Corp.:

Medium-Term Notes:

275,000

7.375% due 12/15/12

277,750

5,600,000

7.800% due 8/1/31

5,614,000

2,925,000

7.750% due 1/15/32

2,946,937

5,600,000

Notes, 7.875% due 6/15/12

5,796,000

4,875,000

EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11

4,972,500

Forest Oil Corp., Senior Notes:

650,000

8.000% due 6/15/08

680,875

3,175,000

8.000% due 12/15/11

3,484,562

300,000

Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11

318,750

3,700,000

Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15

3,602,875

Massey Energy Co.:

2,700,000

6.625% due 11/15/10

2,757,375

2,025,000

Senior Notes, 6.875% due 12/15/13 (a)

2,052,844

4,150,000

OMI Corp., Senior Notes, 7.625% due 12/1/13

4,227,812

Petronas Capital Ltd.:

75,000

7.000% due 5/22/12 (a)

82,690

1,775,000

7.875% due 5/22/22

2,221,551

1,725,000

Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12

1,867,313

Pogo Producing Co. Senior Subordinated Notes:

1,300,000

6.875% due 10/1/17 (a)

1,274,000

1,075,000

Series B, 8.250% due 4/15/11

1,128,750

125,000

Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14

119,063

Swift Energy Co.:

1,350,000

Senior Notes, 7.625% due 7/15/11

1,383,750

2,800,000

Senior Subordinated Notes, 9.375% due 5/1/12

3,024,000

Vintage Petroleum Inc.:

800,000

Senior Notes, 8.250% due 5/1/12

862,000

2,950,000

Senior Subordinated Notes, 7.875% due 5/15/11

3,097,500

Williams Cos. Inc.:

Notes:

4,625,000

7.875% due 9/1/21

5,029,687

3,675,000

8.750% due 3/15/32

4,281,375

3,350,000

Senior Notes, 7.625% due 7/15/19

3,609,625

Total Oil, Gas & Consumable Fuels

80,427,067

Paper & Forest Products — 2.2%

Abitibi-Consolidated Inc.:

4,110,000

Debentures, 8.850% due 8/1/30

3,534,600

1,375,000

Notes, 7.750% due 6/15/11

1,316,562

3,350,000

Senior Notes, 8.375% due 4/1/15

3,224,375

See Notes to Financial Statements.

44         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Paper & Forest Products — 2.2% (continued)

Appleton Papers Inc.:

$
1,400,000

Senior Notes, 8.125% due 6/15/11

$
1,368,500

2,600,000

Senior Subordinated Notes, Series B, 9.750% due 6/15/14

2,444,000

2,975,000

Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14

2,789,062

Bowater Inc.:

1,750,000

Debentures, 9.500% due 10/15/12

1,811,250

1,025,000

Notes, 6.500% due 6/15/13

922,500

Buckeye Technologies Inc., Senior Subordinated Notes:

1,595,000

9.250% due 9/15/08

1,602,975

1,275,000

8.000% due 10/15/10

1,217,625

3,325,000

Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11

3,192,000

725,000

Domtar Inc., Notes, 7.125% due 8/15/15

621,688

2,025,000

Newark Group Inc., Senior Subordinated Notes, 9.750% due 3/15/14

1,792,125

875,000

Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25

774,375

Total Paper & Forest Products

26,611,637

Personal Products — 0.6%

DEL Laboratories Inc.:

1,875,000

9.230% due 11/1/11 (a)(e)

1,912,500

1,400,000

Senior Subordinated Notes, 8.000% due 2/1/12

1,113,000

4,100,000

Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11

4,315,250

Total Personal Products

7,340,750

Pharmaceuticals — 0.5%

2,300,000

Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11

2,271,250

3,900,000

Warner Chilcott Corp., 8.750% due 2/1/15 (a)

3,607,500

Total Pharmaceuticals

5,878,750

Real Estate — 1.6%

820,000

CB Richard Ellis Services Inc., Senior Notes, 9.750% due 5/15/10

897,900

3,275,000

Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11

3,602,500

Host Marriott LP, Senior Notes:

4,675,000

7.125% due 11/1/13

4,885,375

1,375,000

Series I, 9.500% due 1/15/07

1,430,000

4,375,000

Series O, 6.375% due 3/15/15

4,385,937

MeriStar Hospitality Corp., Senior Notes:

1,025,000

9.000% due 1/15/08

1,064,719

3,625,000

9.125% due 1/15/11

3,969,375

Total Real Estate

20,235,806

Semiconductors & Semiconductor Equipment — 0.4%

Amkor Technology Inc.:

Senior Notes:

1,050,000

9.250% due 2/15/08

1,023,750

2,150,000

7.125% due 3/15/11

1,902,750

96,000

7.750% due 5/15/13

84,000

2,565,000

Senior Subordinated Notes, 10.500% due 5/1/09

2,372,625

Total Semiconductors & Semiconductor Equipment

5,383,125

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         45

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Specialty Retail — 0.7%

$
3,400,000

CSK Auto Inc., Senior Notes, 7.000% due 1/15/14

$
3,094,000

1,925,000

Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15

1,886,500

1,625,000

Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12

1,470,625

1,479,000

Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (b)(c)(d)

0

550,000

General Nutrition Centers Inc., Senior Subordinated Notes, 8.500% due 12/1/10

475,750

1,758,000

Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11

1,933,800

Total Specialty Retail

8,860,675

Textiles, Apparel & Luxury Goods — 1.3%

3,600,000

Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10

3,186,000

Levi Strauss & Co., Senior Notes:

975,000

8.804% due 4/1/12 (e)

987,187

1,775,000

12.250% due 12/15/12

1,988,000

3,450,000

9.750% due 1/15/15

3,605,250

2,225,000

Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11

2,277,844

1,600,000

Quiksilver Inc., 6.875% due 4/15/15

1,548,000

2,675,000

Tommy Hilfiger USA Inc., Notes, 6.850% due 6/1/08

2,768,625

Total Textiles, Apparel & Luxury Goods

16,360,906

Trading Companies & Distributors — 0.3%

4,800,000

UAP Holding Corp., Senior Discount Notes, step bond to yield 9.359% due 7/15/12

4,182,000

Wireless Telecommunication Services — 2.9%

2,450,000

American Tower Corp., Senior Notes, 7.500% due 5/1/12

2,572,500

625,000

American Tower Escrow Corp., Discount Notes, zero coupon bond to yield 9.454% due 8/1/08

492,188

Centennial Communications Corp., Senior Notes:

2,550,000

10.250% due 1/1/13 (a)(e)

2,569,125

3,550,000

10.125% due 6/15/13

3,878,375

1,750,000

8.125% due 2/1/14

1,785,000

1,075,000

iPCS Inc., Senior Notes, 11.500% due 5/1/12

1,238,938

Nextel Communications Inc., Senior Notes:

296,428

9.500% due 2/1/11

311,575

11,400,000

Series D, 7.375% due 8/1/15

12,040,019

775,000

Series E, 6.875% due 10/31/13

809,165

3,100,000

Rogers Wireless Communications Inc., Secured Notes, step bond to yield 7.500% due 3/15/15

3,363,500

SBA Communications Corp.:

1,483,000

Senior Discount Notes, step bond to yield 7.489% due 12/15/11

1,382,897

574,000

Senior Notes, 8.500% due 12/1/12

640,010

3,725,000

UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11

4,144,062

Total Wireless Telecommunication Services

35,227,354

TOTAL CORPORATE BONDS & NOTES (Cost — $1,004,169,196)

995,888,839

See Notes to Financial Statements.

46         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

ASSET-BACKED SECURITIES — 0.0%

Credit Card — 0.0%

$
137,208

First Consumers Master Trust, Series 2001-A, Class A, 4.679% due 9/15/08 (e)

$
136,429

Diversified Financial Services — 0.0%

3,210,025

Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (b)(c)(d)

0

TOTAL ASSET-BACKED SECURITIES (Cost — $3,427,775)

136,429

CONVERTIBLE NOTE — 0.1%

Wireless Telecommunication Services — 0.1%

725,000

American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $391,999)

722,281

Shares

COMMON STOCKS — 1.2%

CONSUMER DISCRETIONARY — 0.5%

Household Durables — 0.0%

29,983

Mattress Discounters Corp. (b)(d)*

0

Media — 0.5%

Liberty Global Inc.:

70,684

Class A Shares*

1,590,390

70,582

Series C Shares*

1,496,338

48,022

NTL Inc.*

3,269,338

Total Media

6,356,066

TOTAL CONSUMER DISCRETIONARY

6,356,066

INDUSTRIALS — 0.1%

Commercial Services & Supplies — 0.1%

172,414

Continental AFA Dispensing Co. (b)(d)*

948,277

Machinery — 0.0%

20

Glasstech Inc. (b)(d)

0

TOTAL INDUSTRIALS

948,277

INFORMATION TECHNOLOGY — 0.0%

Computers & Peripherals — 0.0%

40,557

Axiohm Transaction Solutions Inc. (b)(d)*

0

MATERIALS — 0.1%

Chemicals — 0.1%

125,973

Applied Extrusion Technologies Inc., Class A Shares (f)*

976,291

TELECOMMUNICATION SERVICES — 0.5%

Diversified Telecommunication Services* — 0.1%

76,002

Telewest Global Inc.

1,810,368

10,212

World Access Inc., Senior Notes

8

Total Diversified Telecommunication Services

1,810,376

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         47

Schedules of Investments (December 31, 2005)
(continued)

Shares

Security

Value

Wireless Telecommunication Services* — 0.4%

169,644

American Tower Corp., Class A Shares

$
4,597,352

TOTAL TELECOMMUNICATION SERVICES

6,407,728

TOTAL COMMON STOCKS (Cost — $13,664,004)

14,688,362

CONVERTIBLE PREFERRED STOCKS — 0.4%

TELECOMMUNICATION SERVICES — 0.4%

Wireless Telecommunication Services — 0.4%

3,913

Alamosa Holdings Inc., Series B, 7.500% (Cost — $1,115,205)

5,366,190

ESCROWED SHARES (d)*— 0.0%

4,000,000

Breed Technologies Inc. (b)(c)

0

4,000,000

Imperial Holly Co.

0

2,000,000

Pillowtex Corp.

0

1,324,028

Vlasic Foods International Inc. (b)(c)

26,481

TOTAL ESCROWED SHARES (Cost — $0)

26,481

PREFERRED STOCK — 0.3%

CONSUMER DISCRETIONARY — 0.3%

Auto Components — 0.0%

33,300

Delphi Trust I, Cumuiative Trust Preferred Securities, 8.250%

148,185

Media — 0.3%

2,957

Spanish Broadcasting System Inc., Series B, 10.750% (g)

3,200,952

TOTAL CONSUMER DISCRETIONARY

3,349,137

FINANCIALS — 0.0%

Diversified Financial Services (b)* — 0.0%

TCR Holdings Corp.:

9,787

Class B Shares

10

5,383

Class C Shares

6

14,191

Class D Shares

14

29,362

Class E Shares

29

TOTAL FINANCIALS

59

INDUSTRIALS — 0.0%

Machinery — 0.0%

22

Glasstech Inc. (b)(d)

0

TOTAL PREFERRED STOCK (Cost — $3,812,971)

3,349,196

See Notes to Financial Statements.

48         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount†

Security

Value

SOVEREIGN BONDS — 9.5%

Argentina — 0.4%

Republic of Argentina:

3,850,000EUR

9.000% due 4/26/06

$
1,253,772

1,474,375

4.005% due 8/3/12 (e)

1,296,611

4,958,113
ARS

5.830% due 12/31/33

1,787,950

14,061,495ARS

Series PGDP, zero coupon due 12/15/35 (e)

220,709

Total Argentina

4,559,042

Brazil — 2.1%

Federative Republic of Brazil:

750,000

7.875% due 3/7/15

800,438

1,610,000

12.250% due 3/6/30

2,330,475

9,910,000

Collective Action Securities, 8.000% due 1/15/18

10,700,322

4,125,664

DCB, Series L, 5.250% due 4/15/12 (e)

4,084,408

FLIRB, Series L:

3,674,999

5.188% due 4/15/09 (a)(e)

3,665,812

1,723,077

5.188% due 4/15/09 (e)

1,718,770

2,120,719

NMB, Series L, 5.250% due 4/15/09 (e)

2,110,115

Total Brazil

25,410,340

Bulgaria — 0.2%

1,525,000

Republic of Bulgaria, 8.250% due 1/15/15 (a)

1,845,250

Chile — 0.1%

1,200,000

Republic of Chile, 5.500% due 1/15/13

1,229,387

China — 0.0%

610,000

People’s Republic of China, Bonds, 4.750% due 10/29/13

601,105

Colombia — 0.5%

Republic of Colombia:

700,000

10.500% due 7/9/10

827,050

1,960,000

10.750% due 1/15/13

2,440,200

80,000

8.125% due 5/21/24

86,600

2,155,000

10.375% due 1/28/33

2,849,987

Total Colombia

6,203,837

Costa Rica — 0.0%

200,000

Republic of Costa Rica, 8.050% due 1/31/13 (a)

214,750

Ecuador — 0.1%

1,695,000

Republic of Ecuador, step bond to yield 10.962% due 8/15/30 (a)

1,546,688

El Salvador — 0.1%

835,000

Republic of El Salvador, 7.750% due 1/24/23

910,150

Malaysia — 0.1%

1,200,000

Federation of Malaysia, 8.750% due 6/1/09

1,343,787

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         49

Schedules of Investments (December 31, 2005)
(continued)

Face Amount†

Security

Value

Mexico — 1.9%

United Mexican States:

1,695,000

11.375% due 9/15/16

$
2,500,125

7,050,000

Medium Term Notes, Series A, 8.000% due 9/24/22

8,715,562

Series A, Notes:

4,975,000

6.375% due 1/16/13

5,298,375

3,856,000

5.875% due 1/15/14

4,000,600

2,725,000

6.625% due 3/3/15

2,990,688

Total Mexico

23,505,350

Panama — 0.4%

Republic of Panama:

190,000

9.625% due 2/8/11

222,775

1,175,000

7.250% due 3/15/15

1,253,138

2,550,000

9.375% due 4/1/29

3,216,187

Total Panama

4,692,100

Peru — 0.6%

Republic of Peru:

110,000

9.125% due 2/21/12

126,225

155,000

9.875% due 2/6/15

186,775

2,220,000

8.750% due 11/21/33

2,505,825

Global Bonds:

535,000

8.375% due 5/3/16

589,838

700,000

7.350% due 7/21/25

692,125

3,792,500

PDI, 5.000% due 3/7/17 (e)

3,598,134

Total Peru

7,698,922

Philippines — 0.4%

Republic of the Philippines:

25,000

8.375% due 3/12/09

26,781

675,000

8.250% due 1/15/14

719,719

325,000

9.375% due 1/18/17

372,938

1,670,000

10.625% due 3/16/25

2,125,075

1,775,000

9.500% due 2/2/30

2,090,062

Total Philippines

5,334,575

Poland — 0.1%

1,315,000

Republic of Poland, 5.250% due 1/15/14

1,340,117

Russia — 0.9%

Russian Federation:

1,325,000

8.250% due 3/31/10 (a)

1,409,469

975,000

11.000% due 7/24/18 (a)

1,441,781

1,310,000

12.750% due 6/24/28 (a)

2,410,400

5,560,000

Step bond to yield 8.343% due 3/31/30 (a)

6,282,800

Total Russia

11,544,450

See Notes to Financial Statements.

50         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount†

Security

Value

South Africa — 0.2%

Republic of South Africa:

525,000

9.125% due 5/19/09

$
589,969

1,200,000

6.500% due 6/2/14

1,299,000

Total South Africa

1,888,969

Turkey — 0.7%

Republic of Turkey:

450,000

11.750% due 6/15/10

552,375

1,700,000

7.250% due 3/15/15

1,793,500

1,575,000

7.000% due 6/5/20

1,596,656

3,105,000

11.875% due 1/15/30

4,781,700

Total Turkey

8,724,231

Ukraine — 0.1%

1,310,000

Republic of Ukraine, 7.650% due 6/11/13 (a)

1,418,075

Uruguay — 0.1%

Republic of Uruguay, Benchmark Bonds:

750,000

7.250% due 2/15/11

765,937

415,000

7.500% due 3/15/15

428,488

Total Uruguay

1,194,425

Venezuela — 0.5%

Bolivarian Republic of Venezuela:

2,225,000

7.650% due 4/21/25

2,277,844

2,645,000

Collective Action Security, 10.750% due 9/19/13

3,259,962

475,000

Par Bonds, Series A, 6.750% due 3/31/20

476,781

Total Venezuela

6,014,587

TOTAL SOVEREIGN BONDS (Cost — $104,885,471)

117,220,137

Warrants

WARRANTS* — 0.1%

613

American Tower Corp., Class A Shares, Expires 8/1/08 (a)

234,635

13,845

Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20

401,505

2,240

Brown Jordan International Inc., Expires 8/15/07 (a)(b)

20

16,537,951

  ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (b)

203,632

1,250

Leap Wireless International Inc., Expires 4/15/10 (a)(b)(d)

0

3,500

Mattress Discounters Co., Expires 7/15/07 (a)(b)(d)

0

13,446

Pillowtex Corp., Expires 11/24/09 (b)(d)

13

2,500

UbiquiTel Inc., Expires 4/15/10 (a)(b)(d)

25

United Mexican States:

25,000

Series XW05, Expires 11/9/06

86,250

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         51

Schedules of Investments (December 31, 2005)
(continued)

Warrant

Security

Value

WARRANTS* — 0.1% (continued)

20,250

Series XW10, Expires 10/10/06

$
86,063

15,000

Series XW20, Expires 9/1/06

100,500

TOTAL WARRANTS (Cost — $491,731)

1,112,643

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,131,958,352)

1,138,510,558

Face Amount

SHORT-TERM INVESTMENTS — 7.2%

Repurchase Agreements — 6.6%

$
31,209,000

  Interest in $972,036,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity
— $31,223,807; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $33,094,128)

31,209,000

25,000,000

  Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06;
Proceeds at maturity — $25,011,806; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/05/06 to 11/15/15; Market value — $25,500,178)

25,000,000

25,000,000

  Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity —
$25,011,806; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/05/07 to 10/06/25; Market value — $25,764,764)

25,000,000

Total Repurchase Agreements (Cost — $81,209,000)

81,209,000

Shares

Securities Purchased from Securities Lending Collateral — 0.6%

7,878,097

State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $7,878,097)

7,878,097

TOTAL SHORT-TERM INVESTMENTS (Cost — $89,087,097)

89,087,097

TOTAL INVESTMENTS — 99.6% (Cost — $1,221,045,449#)

1,227,597,655

Other Assets in Excess of Liabilities — 0.4%

4,995,407

TOTAL NET ASSETS — 100.0%

$
1,232,593,062

*

Non-income producing security.

†

Face amount denominated in U.S. dollars unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Illiquid Security.

(c)

Security is currently in default.

(d)

Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

See Notes to Financial Statements.

52         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

(e)

Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.

(f)

All or a portion of this security is on loan (See Notes 1 and 3).

(g)

Payment-in-kind security for which part of the income earned may be paid as additional principle.

#

Aggregate cost for federal income tax purposes is $1,226,539,949.

Abbreviations used in this schedule:

ARS

— Argentine Peso

DCB

— Debt Conversion Bond

EUR

— Euro

FLIRB

— Front-Loaded Interest Reduction Bonds

NMB

— New Money Bond

PDI

— Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual
Report         53

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

Face Amount

Security

Value

MORTGAGE-BACKED SECURITIES — 58.7%

FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) — 14.5%

FHLMC:

$
1,059

11.750% due 7/1/15 (a)

$
1,155

46,440

8.000% due 7/1/20 (a)

49,419

2,001,815

9.500% due 1/1/21 (a)

2,187,419

734,308

5.738% due 7/1/32 (a)(b)

738,280

2,372,809

5.000% due 8/1/33 (a)

2,306,192

Gold:

3,623

7.500% due 5/1/07 (a)

3,696

376,007

6.000% due 7/1/10-7/1/29 (a)

381,111

80,241

7.000% due 5/1/11-8/1/11 (a)

83,243

1,423

8.250% due 4/1/17 (a)

1,524

12,081

8.000% due 12/1/19 (a)

12,870

10,700,000

5.000%, 30 year (c)(d)

10,358,937

TOTAL FHLMC

16,123,846

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) — 36.1%

FNMA:

2,673,514

6.000% due 9/1/11-1/1/33 (a)

2,718,948

43,641

12.500% due 9/20/15-1/15/16 (a)

48,500

66,145

12.000% due 1/1/16-1/15/16 (a)

73,156

823,564

8.500% due 8/1/19-10/1/30 (a)

891,687

1,197

11.500% due 9/1/19 (a)

1,317

13,489

10.500% due 8/1/20 (a)

15,363

6,000,000

5.500%, 15 year (c)(d)

6,037,500

12,000,000

5.500%, 30 year (c)(d)

11,883,744

266,910

6.500% due 9/1/24 (a)

274,026

256,498

7.000% due 1/1/25 (a)

268,465

28,339

7.500% due 7/1/30-9/1/30 (a)

29,708

10,700,000

5.000%, 30 year (c)(d)

10,368,963

3,000,000

6.000%, 30 year (c)(d)

3,028,125

4,500,000

6.500%, 30 year (c)(d)

4,616,721

TOTAL FNMA

40,256,223

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) — 8.1%

GNMA:

373,093

8.500% due 6/15/25 (a)

406,729

8,500,000

5.500%, 30 year (c)(d)

8,553,125

TOTAL GNMA

8,959,854

TOTAL MORTGAGE-BACKED SECURITIES (Cost — $65,572,158)

65,339,923

See Notes to Financial Statements.

54         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

COLLATERALIZED MORTGAGE OBLIGATIONS (a) — 2.5%

FHLMC:

$
121,832

Series 2525, Class AM, 4.500% due 4/15/32

$
110,857

2,123,158

Series 2638, Class DI, PAC IO, 5.000% due 5/15/23

344,590

1,711,777

Series 2670, Class IT, PAC IO, 5.000% due 12/15/09

26,660

3,659,022

Series 2686, Class QI, PAC IO, 5.500% due 1/15/23

143,921

FNMA:

379,810

ACES, Series 1998-M4, Class C, 6.527% due 5/25/30

391,960

22

Grantor Trust, Series 1998-T1, Class A, 6,208.960% due 12/28/28 (b)

22

205,427

Series 2003-41, Class IA, IO, 5.000% due 3/25/09

581

948,891

Whole Loan, Series 2003-W19, Class 2A, 4.763% due 6/25/33 (b)

960,967

830,932

GNMA, Series 2003-79, Class PW, PAC, 5.500% due 5/20/09

837,595

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $2,817,235)

2,817,153

U.S. GOVERNMENT & AGENCY OBLIGATIONS (a) — 38.5%

U.S. Government Agencies — 2.2%

500,000

Federal Home Loan Bank (FHLB), Senior Notes, 5.800% due 9/2/08

512,854

2,000,000

FNMA, Notes, 5.827% due 2/17/09 (b)

1,949,600

Total U.S. Government Agencies

2,462,454

U.S. Government Obligations — 36.3%

U.S. Treasury Notes:

6,500,000

2.875% due 11/30/06

6,411,899

10,000,000

3.375% due 2/15/08

9,797,270

12,300,000

3.375% due 11/15/08

11,973,767

1,500,000

3.500% due 11/15/09

1,454,240

1,000,000

5.750% due 8/15/10 (e)

1,058,243

4,000,000

4.000% due 2/15/14

3,892,816

4,000,000

4.000% due 2/15/15

3,879,376

2,000,000

4.250% due 8/15/15

1,974,766

Total U.S. Government Obligations

40,442,377

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $43,587,737)

42,904,831

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $111,977,130)

111,061,907

SHORT-TERM INVESTMENTS — 49.2%

U.S. Government Obligations (f) — 31.4%

U.S. Treasury Bills:

9,000,000

3.525% due 1/12/06

8,990,334

4,000,000

3.530% due 1/12/06

3,995,661

4,000,000

3.535% due 1/12/06

3,995,698

14,000,000

3.555% due 1/12/06

13,984,835

4,000,000

3.560% due 1/12/06

3,995,691

Total U.S. Government Obligations (Cost — $34,962,219)

34,962,219

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         55

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Repurchase Agreement — 17.8%

$
19,852,000

  Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06;
Proceeds at maturity — $19,861,375; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $20,249,050) (Cost — $19,852,000) (a)

$
19,852,000

TOTAL SHORT-TERM INVESTMENTS (Cost — $54,814,219)

54,814,219

TOTAL INVESTMENTS — 148.9% (Cost — $166,791,349#)

165,876,126

Liabilities in Excess of Other Assets — (48.9)%

(54,498,502
)

TOTAL NET ASSETS — 100.0%

$
111,377,624

(a)

All or a portion of this security is segregated for open futures contracts, to-be-announced (“TBA’s”), and mortgage dollar rolls.

(b)

Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.

(c)

This security is traded on a “to-be-announced” basis (See Note 1).

(d)

All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).

(e)

All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)

Yield to maturity on date of purchase.

#

Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

IO

— Interest Only

PAC

— Planned Amortization Cost

See Notes to Financial Statements.

56         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005) (continued)

SALOMON BROTHERS STRATEGIC BOND FUND

Face Amount

Security

Value

CORPORATE BONDS & NOTES — 28.5%

Aerospace & Defense — 0.5%

$
150,000

Alliant Techsystems Inc., Senior Subordinated Notes, 8.500% due 5/15/11

$
158,250

255,000

Goodrich Corp., Notes, 7.500% due 4/15/08

267,868

250,000

L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12

264,375

Sequa Corp., Senior Notes:

125,000

9.000% due 8/1/09

133,437

75,000

Series B, 8.875% due 4/1/08

78,563

Total Aerospace & Defense

902,493

Airlines — 0.0%

43,250

Continental Airlines Inc., Pass-Through Certificates, Series 1998-IC, Class C, 6.541% due 9/15/08

41,107

Auto Components — 0.1%

36,000

Dura Operating Corp., Senior Notes, Series B, 8.625% due 4/15/12

29,880

201,000

TRW Automotive Inc., Senior Subordinated Notes, 9.375% due 2/15/13

218,587

Total Auto Components

248,467

Automobiles — 0.7%

650,000

DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08

633,130

Ford Motor Co.:

Debentures:

50,000

6.625% due 10/1/28

32,500

25,000

8.900% due 1/15/32

18,437

590,000

Notes, 7.450% due 7/16/31

404,150

General Motors Corp., Senior Debentures:

50,000

8.250% due 7/15/23

32,375

250,000

8.375% due 7/15/33

166,250

Total Automobiles

1,286,842

Building Products — 0.1%

325,000

Associated Materials, Inc., Senior Discount Notes, step bond to yield 16.644% due 3/1/14

160,875

75,000

Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14

72,750

Total Building Products

233,625

Capital Markets — 0.1%

130,000

BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14

145,275

Chemicals — 1.1%

150,000

Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11

165,750

209,000

Huntsman International LLC, Senior Subordinated Notes, 10.125% due 7/1/09

216,837

175,000

ISP Chemco Inc., Senior Subordinated Notes, Series B, 10.250% due 7/1/11

187,250

200,000

Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12

224,750

125,000

Methanex Corp., Senior Notes, 8.750% due 8/15/12

139,688

150,000

Millennium America Inc., Senior Notes, 9.250% due 6/15/08

162,562

75,000

PQ Corp., 7.500% due 2/15/13 (a)

70,125

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         57

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Chemicals — 1.1% (continued)

Resolution Performance Products LLC:

$
100,000

Secured Notes, 8.000% due 12/15/09

$
102,500

125,000

Senior Subordinated Notes, 13.500% due 11/15/10

132,813

Rhodia SA:

125,000

Senior Notes, 7.625% due 6/1/10

126,250

150,000

Senior Subordinated Notes, 8.875% due 6/1/11

154,500

162,000

Westlake Chemical Corp., Senior Notes, 8.750% due 7/15/11

174,150

Total Chemicals

1,857,175

Commercial Banks — 1.0%

830,000

Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11 (b)

915,231

700,000

Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)(b)

906,133

Total Commercial Banks

1,821,364

Commercial Services & Supplies — 0.4%

Allied Waste North America Inc., Senior Notes:

100,000

7.250% due 3/15/15

101,500

Series B:

25,000

8.500% due 12/1/08

26,375

150,000

9.250% due 9/1/12

163,125

150,000

Brand Services Inc., Senior Notes, 12.000% due 10/15/12

158,250

Cenveo Corp.:

25,000

Senior Notes, 9.625% due 3/15/12

27,125

125,000

Senior Subordinated Notes, 7.875% due 12/1/13

121,250

75,000

Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13

74,625

Total Commercial Services & Supplies

672,250

Communications Equipment — 0.3%

500,000

Lucent Technologies Inc., Debentures, 6.450% due 3/15/29

431,250

Computers & Peripherals — 0.1%

150,000

Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09

158,250

50,000

SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (a)

52,000

Total Computers & Peripherals

210,250

Consumer Finance — 0.4%

640,000

MBNA Corp., Notes, 4.625% due 9/15/08

635,754

Containers & Packaging — 0.6%

125,000

Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12

135,000

50,000

Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13

48,000

274,000

Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12

264,410

125,000

JSG Funding PLC, Senior Notes, 9.625% due 10/1/12

125,625

275,000

Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08

279,812

25,000

Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)

22,375

75,000

Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10

61,125

100,000

Tekni-Plex Inc., Senior Secured Notes, 8.750% due 11/15/13 (a)

88,500

Total Containers & Packaging

1,024,847

See Notes to Financial Statements.

58         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Diversified Consumer Services — 0.0%

$
50,000

Hertz Corp., Senior Notes, 8.875% due 1/1/14 (a)

$
51,188

Diversified Financial Services — 5.4%

143,000

Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10

161,947

600,000

Capital One Bank, Notes, 5.750% due 9/15/10

614,936

800,000

CIT Group Inc., Senior Notes, 7.750% due 4/2/12 (b)

908,444

1,050,000

Countrywide Home Loans Inc., Medium-Term Notes, Series L, 4.000% due 3/22/11 (b)

989,126

600,000

EnCana Holdings Finance Corp., 5.800% due 5/1/14

626,449

Ford Motor Credit Co., Notes:

35,000

6.625% due 6/16/08

31,764

725,000

7.875% due 6/15/10

653,010

General Motors Acceptance Corp.:

30,000

Bonds, 8.000% due 11/1/31 (b)

28,813

Notes:

15,000

7.250% due 3/2/11

13,801

650,000

6.875% due 9/15/11

593,440

325,000

6.750% due 12/1/14

292,848

950,000

HSBC Finance Corp., Notes, 5.250% due 4/15/15 (b)

943,077

650,000

International Lease Finance Corp., Notes, 5.875% due 5/1/13

673,643

315,553

Iowa Select Farm LP, Secured Notes, 6.500% due 12/1/12 (a)

157,777

700,000

JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12

755,287

100,000

Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13

89,000

1,756,098

Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.652% due 6/15/15 (a)

1,807,355

100,000

Vanguard Health Holdings Co. LLC, Senior Discount Notes, step bond to yield 9.945% due 10/1/15

73,500

Total Diversified Financial Services

9,414,217

Diversified Telecommunication Services — 1.6%

200,000

Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10

211,250

50,000

Intelsat Bermuda Ltd., Senior Notes, 8.695% due 1/15/12 (a)(d)

51,063

150,000

Intelsat Ltd., Senior Discount Notes, step bond to yield 9.790% due 2/1/15 (a)

99,375

190,000

MCI Inc., Senior Notes, 8.735% due 5/1/14

210,662

Qwest Communications International Inc., Senior Notes:

67,000

7.500% due 2/15/14

69,177

166,000

Series B, 7.500% due 2/15/14 (a)

171,395

Qwest Corp.:

30,000

7.500% due 6/15/23

29,963

267,000

Debentures, 6.875% due 9/15/33

252,315

675,000

Telecom Italia Capital SA, Senior Notes, 5.250% due 10/1/15

656,846

945,000

Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (b)

955,931

Total Diversified Telecommunication Services

2,707,977

Electric Utilities — 1.4%

250,000

AES Corp., Senior Notes, 8.750% due 6/15/08

263,750

575,000

Appalachian Power Co., Bonds, Series H, 5.950% due 5/15/33 (b)

579,533

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         59

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Electric Utilities — 1.4% (continued)

Edison Mission Energy, Senior Notes:

$
150,000

7.730% due 6/15/09

$
155,625

175,000

9.875% due 4/15/11

204,969

625,000

Entergy Gulf States Inc., First Mortgage Bonds, 6.200% due 7/1/33

603,807

250,000

Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31 (c)

328,125

Reliant Energy Inc., Senior Secured Notes:

25,000

9.250% due 7/15/10

25,125

250,000

9.500% due 7/15/13

251,875

Total Electric Utilities

2,412,809

Electronic Equipment & Instruments — 0.1%

250,000

Muzak LLC/Muzak Finance Corp., Senior Notes, 10.000% due 2/15/09

219,375

Energy Equipment & Services — 0.0%

66,000

Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (a)

68,310

Food & Staples Retailing — 0.3%

550,000

Safeway Inc., Senior Debentures, 7.250% due 2/1/31

595,272

Food Products — 0.8%

75,000

Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10

81,938

Dole Food Co. Inc., Senior Notes:

100,000

7.250% due 6/15/10

97,500

50,000

8.875% due 3/15/11

51,500

865,000

Kraft Foods Inc., Senior Notes, 5.625% due 11/1/11 (b)

888,583

150,000

Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13

143,625

112,000

United Agri Products Inc., Senior Notes, 8.250% due 12/15/11

118,160

Total Food Products

1,381,306

Health Care Equipment & Supplies — 0.2%

250,000

Sybron Dental Specialties Inc., Senior Subordinated Notes, 8.125% due 6/15/12

263,750

Health Care Providers & Services — 1.0%

125,000

AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13

133,125

75,000

Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12

73,406

75,000

DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15

76,313

125,000

Extendicare Health Services Inc., Senior Notes, 9.500% due 7/1/10

133,281

125,000

HCA Inc., Notes, 6.375% due 1/15/15

126,979

655,000

Humana Inc., Senior Notes, 6.300% due 8/1/18

691,405

150,000

IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14

158,250

75,000

Omnicare Inc., 6.875% due 12/15/15

76,500

Tenet Healthcare Corp., Senior Notes:

150,000

7.375% due 2/1/13

139,125

25,000

9.875% due 7/1/14

25,438

50,000

9.250% due 2/1/15 (a)

49,875

100,000

6.875% due 11/15/31

81,000

Total Health Care Providers & Services

1,764,697

See Notes to Financial Statements.

60         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Hotels, Restaurants & Leisure — 1.1%

$
25,000

Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08

$
27,094

75,000

Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13

73,313

100,000

Chumash Casino & Resort Enterprise, Senior Notes, 9.520% due 7/15/10 (a)

106,750

200,000

Cinemark Inc., Senior Discount Notes, step bond to yield 16.644% due 3/15/14

149,000

150,000

Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14

147,750

150,000

Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14

150,000

100,000

Icon Health & Fitness Inc., Senior Subordinated Notes, 11.250% due 4/1/12 (e)

84,250

125,000

Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15

120,937

275,000

MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12

280,156

Mohegan Tribal Gaming Authority, Senior Subordinated Notes:

75,000

7.125% due 8/15/14

77,156

75,000

6.875% due 2/15/15

75,937

75,000

Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15

74,063

125,000

Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12

129,844

75,000

Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12

74,156

Six Flags Inc., Senior Notes:

25,000

9.750% due 4/15/13

24,656

50,000

9.625% due 6/1/14

48,875

275,000

Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)

284,625

Total Hotels, Restaurants & Leisure

1,928,562

Household Durables — 0.3%

16,000

Applica Inc., Senior Subordinated Notes, 10.000% due 7/31/08

15,600

500,000

Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(f)(g)

0

125,000

Home Interiors & Gifts Inc., Senior Subordinated Notes, 10.125% due 6/1/08

88,125

100,000

Interface Inc., Senior Notes, 7.300% due 4/1/08

101,500

100,000

Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14

103,500

163,000

Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10

177,059

Total Household Durables

485,784

Independent Power Producers & Energy Traders — 0.8%

25,000

AES Corp., Senior Notes, 7.750% due 3/1/14

26,344

75,000

Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (a)(c)

61,875

100,000

Calpine Generating Co. LLC, Senior Secured Notes, 13.216% due 4/1/11 (c)

102,000

625,000

Duke Energy Corp., Senior Notes, 4.200% due 10/1/08

611,652

Dynegy Holdings Inc.:

375,000

Second Priority Senior Secured Notes, 9.875% due 7/15/10 (a)

412,969

25,000

Senior Debentures, 7.125% due 5/15/18

22,375

210,000

NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13

235,200

Total Independent Power Producers & Energy Traders

1,472,415

Industrial Conglomerates — 0.4%

125,000

Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(f)(g)

0

625,000

Tyco International Group SA, Notes, 6.125% due 11/1/08

638,394

Total Industrial Conglomerates

638,394

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         61

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

IT Services — 0.1%

$
125,000

Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13

$
130,938

Machinery — 0.3%

25,000

Case New Holland Inc., Senior Notes, 9.250% due 8/1/11

26,875

125,000

Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12

133,437

125,000

NMHG Holding Co., Senior Notes, 10.000% due 5/15/09

133,750

Terex Corp., Senior Subordinated Notes:

36,000

7.375% due 1/15/14

35,820

225,000

Series B, 10.375% due 4/1/11

239,625

Total Machinery

569,507

Media — 2.3%

150,000

Cablevision Systems Corp., Senior Notes, Series B, 8.716% due 4/1/09 (b)(d)

152,250

150,000

Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14

154,875

131,473

CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12

134,924

CCHI Holdings, LLC:

100,000

Senior Accreting Notes, step bond to yield 23.364% due 1/15/15 (a)

47,750

572,375

Senior Secured Notes, 22.588% due 10/1/15 (a)

483,657

525,000

Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13

608,515

CSC Holdings Inc.:

50,000

Debentures, Series B, 8.125% due 8/15/09

50,750

Senior Notes:

100,000

7.000% due 4/15/12 (a)

95,000

25,000

Series B, 8.125% due 7/15/09

25,375

25,000

Dex Media Inc., Discount Notes, step bond to yield 8.554% due 11/15/13

20,000

244,000

Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13

272,060

179,000

DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13

193,320

75,000

Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08

64,125

225,000

LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13

245,813

200,000

Mediacom LLC/Mediacom Capital Corp., Senior Notes, 9.500% due 1/15/13

196,250

250,000

R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)

283,125

150,000

Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11

159,000

25,000

Rainbow National Services LLC, Senior Subordinated Debentures, 10.375% due 9/1/14 (a)

28,125

525,000

Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (b)

586,399

125,000

Vertis Inc., Senior Secured Notes, 9.750% due 4/1/09

130,156

Total Media

3,931,469

Metals & Mining — 0.2%

125,000

Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10

137,187

50,000

IPSCO Inc., Senior Notes, 8.750% due 6/1/13

55,000

See Notes to Financial Statements.

62         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Metals & Mining — 0.2% (continued)

$
150,000

Novelis Inc., Senior Notes, 7.500% due 2/15/15 (a)

$
140,625

500,000

Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (c)(f)(g)

0

Total Metals & Mining

332,812

Multi-Utilities — 0.5%

900,000

United Utilities PLC, Notes, 4.550% due 6/19/18 (b)

822,014

Multiline Retail — 0.1%

75,000

Harry & David Operations, 9.000% due 3/1/13

75,562

50,000

Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (a)

51,063

Total Multiline Retail

126,625

Oil, Gas & Consumable Fuels — 2.2%

200,000

Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16

203,500

179,000

Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12

195,110

500,000

Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (c)(f)(g)

0

475,000

Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11

520,191

500,000

El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12

505,000

200,000

Forest Oil Corp., Senior Notes, 8.000% due 12/15/11

219,500

350,000

Gaz Capital SA, Notes, 8.625% due 4/28/34 (a)

444,500

75,000

Massey Energy Co., 6.625% due 11/15/10

76,594

150,000

Plains Exploration & Production Co., Senior Notes, 7.125% due 6/15/14

156,000

200,000

Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11

207,500

595,000

Valero Energy Corp., Notes, 4.750% due 6/15/13

578,406

125,000

Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11

131,250

Williams Cos. Inc.:

Notes:

350,000

7.875% due 9/1/21

380,625

75,000

8.750% due 3/15/32

87,375

50,000

Senior Notes, 7.625% due 7/15/19

53,875

Total Oil, Gas & Consumable Fuels

3,759,426

Paper & Forest Products — 0.2%

Buckeye Technologies Inc., Senior Subordinated Notes:

225,000

9.250% due 9/15/08

226,125

75,000

8.000% due 10/15/10

71,625

Total Paper & Forest Products

297,750

Pharmaceuticals — 0.5%

900,000

Wyeth, Notes, 5.500% due 3/15/13 (b)

913,737

Real Estate — 0.9%

575,000

Boston Properties LP, Senior Notes, 6.250% due 1/15/13

604,061

Host Marriott LP, Senior Notes:

175,000

7.125% due 11/1/13

182,875

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         63

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Real Estate — 0.9% (continued)

$
100,000

Series I, 9.500% due 1/15/07

$
104,000

600,000

iStar Financial Inc., Senior Notes, 5.150% due 3/1/12

581,826

25,000

MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11

27,375

100,000

MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp., Senior Notes, 10.500% due 6/15/09

105,875

Total Real Estate

1,606,012

Road & Rail — 0.2%

59,000

Horizon Lines, LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12

62,393

270,000

Union Pacific Corp., Notes, 3.625% due 6/1/10

254,937

Total Road & Rail

317,330

Semiconductors & Semiconductor Equipment — 0.1%

Amkor Technology Inc.:

Senior Notes:

25,000

9.250% due 2/15/08

24,375

36,000

7.750% due 5/15/13

31,500

150,000

Senior Subordinated Notes, 10.500% due 5/1/09

138,750

Total Semiconductors & Semiconductor Equipment

194,625

Specialty Retail — 0.5%

370,000

Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (c)(f)(g)

0

130,000

Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11

143,000

500,000

Limited Brands Inc., Debentures, 6.950% due 3/1/33

507,615

200,000

PETCO Animal Supplies Inc., Senior Subordinated Notes, 10.750% due 11/1/11

217,500

Total Specialty Retail

868,115

Textiles, Apparel & Luxury Goods — 0.2%

Levi Strauss & Co., Senior Notes:

25,000

8.804% due 4/1/12 (d)

25,313

150,000

9.750% due 1/15/15

156,750

50,000

Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11

51,187

250,000

Simmons Co., Senior Discount Notes, step bond to yield 13.736% due 12/15/14 (a)

136,250

Total Textiles, Apparel & Luxury Goods

369,500

Thrifts & Mortgage Finance — 0.3%

625,000

Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (d)

602,129

Wireless Telecommunication Services — 1.1%

25,000

American Tower Corp., Senior Notes, 7.500% due 5/1/12

26,250

50,000

Centennial Communication, 10.000% due 1/1/13 (a)

50,750

150,000

Centennial Communications Corp., Senior Notes, 8.125% due 2/1/14

153,000

450,000

New Cingular Wireless Services Inc., Senior Notes, 8.750% due 3/1/31 (b)

597,944

375,000

Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15

396,053

SBA Communications Corp.:

97,000

Senior Discount Notes, step bond to yield 7.489% due 12/15/11

90,453

See Notes to Financial Statements.

64         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Wireless Telecommunication Services — 1.1% (continued)

$
25,000

Senior Notes, 8.500% due 12/1/12

$
27,875

525,000

Sprint Capital Corp., Notes, 8.375% due 3/15/12

609,206

Total Wireless Telecommunication Services

1,951,531

TOTAL CORPORATE BONDS & NOTES (Cost — $51,086,098)

49,708,275

ASSET-BACKED SECURITIES — 3.9%

Credit Card — 0.5%

83,954

First Consumers Master Trust, Series 2001-A, Class A, 4.680% due 9/15/08 (d)

83,478

770,000

Metris Master Trust, Series 2001-2, Class B, 5.450% due 11/20/09 (d)

771,651

Total Credit Card

855,129

Diversified Financial Services — 0.0%

493,850

Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/12 (c)(f)(g)

0

Home Equity — 3.0%

490,000

Ameriquest Mortgage Securities Inc., Series 2004-R11, Class M5, 5.579% due 11/25/34 (d)

498,657

879,943

Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 5.579% due 8/25/32 (b)(d)

884,752

500,000

Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2, 6.269% due 4/15/33 (b)(d)

504,377

Bear Stearns Asset-Backed Securities NIM Trust:

1,254

Series 2003-HE1N, Class N1, 6.500% due 1/25/34 (a)

1,254

65,592

Series 2004-FR1N, Class A1, 5.000% due 5/25/34 (a)

65,318

96,010

Series 2004-HE6N, Class A1, 5.250% due 8/25/34 (a)

95,659

Countrywide Asset-Backed Certificates:

650,000

Series 2004-05, Class M4, 5.629% due 6/25/34 (d)

659,610

89,750

Series 2004-05N, Class N1, 5.500% due 10/25/35 (a)

89,503

455,014

Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29

470,332

235,129

Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)

233,174

Novastar Home Equity Loan:

220,000

Series 2003-04, Class M2, 6.004% due 2/25/34 (d)

223,865

490,000

Series 2004-01, Class M4, 5.354% due 6/25/34 (d)

492,208

330,000

Series 2005-2, Class M11, 7.379% due 10/25/35 (d)

292,006

270,000

Option One Mortgage Loan Trust, Series 2004-2, Class M7, 7.879% due 5/25/34 (d)

261,265

145,345

Residential Asset Securities Corp., Series 2002-KS2, Class MII2, 5.479% due 4/25/32 (d)

145,871

Sail NIM Notes:

12,269

Series 2003-003, Class A, 7.750% due 4/27/33 (a)

12,227

72,165

Series 2004-002A, Class A, 5.500% due 3/27/34 (a)

72,084

59,558

Series 2004-004A, Class A, 5.000% due 4/27/34 (a)

59,523

117,910

Series 2004-011A, Class A2, 4.750% due 1/27/35 (a)

117,308

128,437

Series 2004-11A, Class B, 7.500% due 1/27/35 (a)

126,092

Total Home Equity

5,305,085

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         65

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Manufactured Housing — 0.4%

$
646,155

Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35

$
675,873

Other — 0.0%

1,073,149

Varick Structured Asset Fund Ltd., Series 1A, Class B1, 5.630% due 11/1/35 (a)(d)(f)(g)

10,732

TOTAL ASSET-BACKED SECURITIES (Cost — $7,837,339)

6,846,819

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.5%

675,000

Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32

764,450

Commercial Mortgage Pass-Through Certificates:

776,310

Series 2001-J2A, Class A1, 5.447% due 7/16/34 (a)

785,764

252,262

Series 2003-FL9, Class E, 5.369% due 11/15/15 (a)(d)

253,589

183,017

FHLMC, Series 1103, Class N, IO, 1,156.500% due 6/15/21

3,862

7,213

FNMA, Series 1989-17, Class E, 10.400% due 4/25/19

7,923

16,150,920

First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.526% due 5/17/32 (d)

447,099

1,074,999

Merit Securities Corp., Series 11PA, Class B2, 5.880% due 9/28/32 (a)(d)

1,049,126

1,116,955

Structured Asset Mortgage Investments Inc., Series 2005-AR3, Class 2A1, 5.559% due 8/25/35 (b)(d)

1,137,901

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,327,438)

4,449,714

Shares

COMMON STOCKS — 1.4%

CONSUMER DISCRETIONARY — 0.5%

Household Durables — 0.0%

2,998

Mattress Discounters Corp. (f)(g)*

0

Media — 0.5%

Liberty Global Inc.:

4,846

Class A Shares*

109,035

4,846

Series C Shares*

102,735

8,056

NTL Inc.*

548,453

Total Media

760,223

TOTAL CONSUMER DISCRETIONARY

760,223

INDUSTRIALS — 0.0%

Commercial Services & Supplies — 0.0%

8,621

Continental AFA Dispensing Co. (f)(g)*

47,415

INFORMATION TECHNOLOGY — 0.0%

Computers & Peripherals — 0.0%

2,433

Axiohm Transaction Solutions Inc. (f)(g)*

0

See Notes to Financial Statements.

66         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Shares

Security

Value

TELECOMMUNICATION SERVICES — 0.9%

Diversified Telecommunication Services — 0.3%

19,691

Telewest Global Inc.*

$
469,040

Wireless Telecommunication Services — 0.6%

41,816

American Tower Corp., Class A Shares (b)*

1,133,213

TOTAL TELECOMMUNICATION SERVICES

1,602,253

TOTAL COMMON STOCKS (Cost — $1,269,239)

2,409,891

CONVERTIBLE PREFERRED STOCKS — 0.2%

TELECOMMUNICATION SERVICES — 0.2%

Wireless Telecommunication Services — 0.2%

275

Alamosa Holdings Inc., Series B, 7.500% due 7/31/13 (Cost — $78,375)

377,128

ESCROWED SHARES (g) — 0.0%

500,000

Breed Technologies Inc. (c)(f)*

0

375,000

Imperial Holly Co.*

0

375,000

Pillowtex Corp.*

0

211,844

Vlasic Foods International Inc. (c)(f)*

4,237

TOTAL ESCROWED SHARES (Cost — $0)

4,237

MORTGAGE-BACKED SECURITIES — 38.1%

FHLMC — 7.1%

FHLMC:

4,150,000

6.000%, 30 year (h)(i)

4,191,500

Gold:

949

6.000% due 10/1/10

968

146,444

7.000% due 7/1/11-8/1/30

153,664

8,250,000

5.000%, 30 year (h)(i)

7,987,031

TOTAL FHLMC

12,333,163

FNMA — 31.0%

FNMA:

5,000,000

4.000%, 30 year (h)(i)

4,775,000

38,998

6.500% due 2/1/26-3/1/26

40,198

8,805

8.000% due 2/1/31

9,409

6,000,000

4.500%, 30 year (h)(i)

5,651,250

27,500,000

5.000%, 30 year (h)(i)

26,649,205

7,500,000

5.500%, 30 year (h)(i)

7,427,340

6,000,000

6.000%, 30 year (h)(i)

6,056,250

3,500,000

6.500%, 30 year (h)(i)

3,590,783

TOTAL FNMA

54,199,435

TOTAL MORTGAGE-BACKED SECURITIES (Cost — $67,685,403)

66,532,598

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         67

Schedules of Investments (December 31, 2005)
(continued)

Shares

Security

Value

PREFERRED STOCK (f) — 0.0%

FINANCIALS — 0.0%

Diversified Financial Services — 0.0%

TCR Holdings Corp.:

841

Class B Shares

$
1

462

Class C Shares

0

1,218

Class D Shares

1

2,521

Class E Shares

3

TOTAL PREFERRED STOCK (Cost — $300)

5

Face Amount†

SOVEREIGN BONDS — 5.4%

Argentina — 0.2%

Republic of Argentina:

392,362ARS

5.830% due 12/31/33

141,490

147,885

Discount Notes, 8.280% due 12/31/33

124,593

411,637

Series GDP, zero coupon due 12/15/35 (d)

21,817

1,112,759ARS

Series PGDP, zero coupon due 12/15/35 (d)

17,466

Total Argentina

305,366

Brazil — 1.2%

Federative Republic of Brazil:

550,000

8.750% due 2/4/25

609,125

941,000

Collective Action Securities, 8.000% due 1/15/18 (b)

1,016,045

489,421

DCB, Series L, 5.250% due 4/15/12 (b)(d)

484,526

Total Brazil

2,109,696

Bulgaria — 0.1%

75,000

Republic of Bulgaria, 8.250% due 1/15/15 (a)

90,750

Colombia — 0.3%

Republic of Colombia:

100,000

10.000% due 1/23/12

119,100

100,000

10.750% due 1/15/13

124,500

200,000

8.125% due 5/21/24

216,500

Total Colombia

460,100

Ecuador — 0.1%

150,000

Republic of Ecuador, step bond to yield 10.962% due 8/15/30 (a)

136,875

Italy — 0.3%

550,000

Region of Lombardy, 5.804% due 10/25/32 (b)

595,104

Mexico — 1.4%

775,000

Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12

844,373

United Mexican States:

450,000

8.125% due 12/30/19

553,500

See Notes to Financial Statements.

68         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount†

Security

Value

Mexico — 1.4% (continued)

Series A, Notes:

475,000

6.375% due 1/16/13

$
505,875

550,000

5.875% due 1/15/14 (b)

570,625

Total Mexico

2,474,373

Panama — 0.1%

185,000

Republic of Panama, 9.375% due 1/16/23

232,637

Peru — 0.2%

Republic of Peru:

75,000

9.875% due 2/6/15

90,375

50,000

8.750% due 11/21/33

56,437

49,000

FLIRB, 5.000% due 3/7/17

46,060

143,500

PDI, 5.000% due 3/7/17 (d)

136,146

Total Peru

329,018

Philippines — 0.4%

Republic of the Philippines:

75,000

8.375% due 3/12/09

80,344

125,000

8.875% due 3/17/15

138,594

175,000

9.875% due 1/15/19

208,031

150,000

10.625% due 3/16/25

190,875

Total Philippines

617,844

Russia — 0.4%

515,000

Russian Federation, 11.000% due 7/24/18 (a)

761,556

South Africa — 0.0%

50,000

Republic of South Africa, 6.500% due 6/2/14

54,125

Turkey — 0.4%

Republic of Turkey:

100,000

9.000% due 6/30/11

114,250

165,000

11.500% due 1/23/12

209,756

125,000

7.375% due 2/5/25

129,375

175,000

11.875% due 1/15/30

269,500

Total Turkey

722,881

Ukraine — 0.0%

75,000

Republic of Ukraine, 7.650% due 6/11/13 (a)

81,188

Venezuela — 0.3%

Bolivarian Republic of Venezuela, Collective Action Security:

275,000

10.750% due 9/19/13

338,937

150,000

9.375% due 1/13/34

178,125

Total Venezuela

517,062

TOTAL SOVEREIGN BONDS (Cost — $8,754,943)

9,488,575

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         69

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 17.0%

U.S. Government Obligations — 17.0%

U.S. Treasury Notes:

$
3,800,000

6.500% due 2/15/10

$
4,100,291

3,900,000

4.000% due 4/15/10

3,844,550

3,700,000

3.875% due 5/15/10

3,631,062

2,000,000

4.125% due 8/15/10

1,980,938

1,000,000

5.750% due 8/15/10 (b)(j)

1,058,243

6,850,000

5.000% due 2/15/11

7,057,377

1,270,000

4.250% due 11/15/14

1,255,613

332,000

4.125% due 5/15/15

324,828

6,500,000

4.250% due 8/15/15

6,417,990

  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost — $29,842,090)

29,670,892

Warrant

WARRANTS — 0.1%

200

American Tower Corp., Class A Shares, Expires 8/1/08 (a)*

76,553

250

Brown Jordan International Inc., Expires 8/15/07 (a)(f)(g)*

2

803,905

  ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (f)*

9,898

200

Leap Wireless International Inc., Expires 4/15/10 (a)(f)(g)*

0

500

Mattress Discounters Co., Expires 7/15/07 (a)(f)(g)*

0

2,521

Pillowtex Corp., Expires 11/24/09 (f)(g)*

3

2,000

United Mexican States, Series XW10, Expires 10/10/06*

8,500

TOTAL WARRANTS (Cost — $37,371)

94,956

  TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
(Cost — $170,918,596)

169,583,090

Face Amount

SHORT-TERM INVESTMENTS — 40.4%

Commercial Paper (b)(k) — 23.0%

$
4,800,000

Beethoven Funding Corp., 4.346% due 1/11/06

4,794,227

4,800,000

Belmont Funding LLC, 4.346% due 1/12/06

4,793,649

4,800,000

Berkeley Square Finance LLC, 4.345% due 1/11/06

4,794,227

2,415,000

Daimlerchrysler North America Holdings Corp., 4.466% due 1/11/06

2,412,015

4,800,000

Ebury Finance LLC, 4.346% due 1/12/06

4,793,649

2,400,000

Four Winds Funding Corp., 4.397% due 1/12/06

2,396,788

4,000,000

Hannover Funding Co. LLC, 4.345% due 1/11/06

3,995,189

4,800,000

Mica Funding LLC, 4.346% due 1/12/06

4,793,649

4,800,000

Polonius Inc., 4.336% due 1/11/06

4,794,240

2,658,000

Tasman Funding Inc., 4.336% due 1/12/06

2,654,492

Total Commercial Paper (Cost — $40,222,125)

40,222,125

See Notes to Financial Statements.

70         Salomon Brothers Investment Series 2005 Annual Report

Schedules of Investments (December 31, 2005)
(continued)

Face Amount

Security

Value

Repurchase Agreements — 17.3%

$
6,000,000

  Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at
maturity — $6,002,833; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $6,120,003) (b)

$
6,000,000

6,000,000

  Interest in $972,036,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity
— $6,002,847; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $6,362,420) (b)

6,000,000

6,258,000

  Interest in $405,369,000 joint tri-party repurchase agreement dated 12/30/05 with Greenwich Capital Markets Inc., 4.280% due 1/3/06; Proceeds at
maturity — $6,260,976; (Fully collateralized by various U.S. government obligations, 0.000% to 9.375% due 1/11/06 to 11/15/30; Market value — $6,383,191) (b)

6,258,000

6,000,000

  Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06;
Proceeds at maturity — $6,002,833 (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $6,120,042) (b)

6,000,000

6,000,000

  Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity —
$6,002,833; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $6,183,543) (b)

6,000,000

Total Repurchase Agreements (Cost — $30,258,000)

30,258,000

Shares

Securities Purchased from Securities Lending Collateral — 0.1%

91,250

State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $91,250)

91,250

TOTAL SHORT-TERM INVESTMENTS (Cost — $70,571,375)

70,571,375

TOTAL INVESTMENTS — 137.5% (Cost — $241,489,971#)

240,154,465

Liabilities in Excess of Other Assets — (37.5)%

(65,478,088
)

TOTAL NET ASSETS — 100.0%

$
174,676,377

*

Non-income producing security.

†

Face amount denominated in U.S. dollars unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

All or a portion of this security is segregated for open futures contracts, to-be-announced (“TBA’s”), and mortgage dollar rolls.

(c)

Security is currently in default.

(d)

Variable rate security. Coupon rates disclosed are those which are in effect at December 31, 2005.

(e)

All or a portion of this security is on loan (See Notes 1 and 3).

(f)

Illiquid Security.

(g)

Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(h)

This security is traded on a “to-be-announced” basis (See Note 1).

(i)

All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         71

Schedules of Investments (December 31, 2005) (continued)

(j)

All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)

Yield to maturity on date of purchase.

#

Aggregate cost for federal income tax purposes is $241,492,950.

Abbreviations used in this schedule:

DCB

— Debt Conversion Bond

FHLMC

— Federal Home Loan Mortgage Association

FNMA

— Federal National Mortgage Association

FLIRB

— Front-Loaded Interest Reduction Bonds

GDP

— Gross Domestic Product

IO

— Interest Only

NIM

— Net Interest Margin

PDI

— Past Due Interest

See Notes to Financial Statements.

72         Salomon Brothers Investment Series 2005 Annual Report

Statements of Assets and Liabilities (December 31, 2005)

Salomon Brothers

High Yield Bond Fund

Short/ Intermediate U.S. Government Fund

Strategic Bond Fund

ASSETS:

Investments, at cost

$
1,139,836,449

$
146,939,349

$
211,231,971

Repurchase agreements, at cost

81,209,000

19,852,000

30,258,000

Investments, at value

$
1,146,388,655

$
146,024,126

$
209,896,465

Repurchase agreements, at value

81,209,000

19,852,000

30,258,000

Cash

1,271,514

559

23,511

Dividends and interest receivable

23,829,022

631,950

1,739,024

Receivable for Fund shares sold

3,658,306

219,389

990,209

Receivable for securities sold

493,593

—

—

Prepaid expenses

68,639

38,092

40,452

Principal paydown receivable

—

68,054

—

Receivable from broker — variation margin on open futures contracts

—

2,688

—

Total Assets

1,256,918,729

166,836,858

242,947,661

LIABILITIES:

Payable for Fund shares repurchased

8,784,302

552,297

1,417,602

Payable for loaned securities collateral

7,878,097

—

91,250

Payable for securities purchased

4,598,310

54,600,170

66,042,685

Dividend payable

993,585

147,086

323,186

Management fee payable

831,154

7,089

96,249

Distribution fees payable

413,421

43,405

93,314

Directors’ fees payable

2,810

1,436

3,051

Deferred dollar roll income

—

21,062

19,397

Payable to broker — variation margin on open futures contracts

—

—

3,265

Accrued expenses

823,988

86,689

181,285

Total Liabilities

24,325,667

55,459,234

68,271,284

Total Net Assets

$
1,232,593,062

$
111,377,624

$
174,676,377

NET ASSETS:

Par value (Note 7)

$
147,153

$
11,163

$
18,219

Paid-in capital in excess of par value

1,307,053,035

116,023,027

178,177,186

Undistributed (overdistributed) net investment income

340,243

(17,914
)

1,113

Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions

(81,499,575
)

(3,725,172
)

(2,214,716
)

Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies

6,552,206

(913,480
)

(1,305,425
)

Total Net Assets

$
1,232,593,062

$
111,377,624

$
174,676,377

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         73

Statements of Assets and Liabilities (December 31,
2005) (continued)

Salomon Brothers

High Yield Bond Fund

Short/ Intermediate U.S. Government Fund

Strategic Bond Fund

Shares Outstanding:

Class A

82,936,868

5,163,179

7,366,255

Class B

16,091,758

2,510,559

5,746,010

Class C

27,851,037

3,365,015

5,033,914

Class O

12,206,553

123,826

32,471

Class Y

8,066,421

—

40,704

Net Asset Value:

Class A*

$8.36

$9.93

$9.52

Class B (and offering price)*

$8.40

$9.98

$9.61

Class C (and offering price)*

$8.44

$10.05

$9.66

Class O (offering price and redemption price)

$8.35

$9.95

$9.40

Class Y (offering price and redemption price)

$8.34

—

$9.39

Maximum Public Offering Price Per Share:

Class A (based on maximum sales charge of 4.50%, 2.00% and 4.50%, respectively)

$8.75

$10.13

$9.97

*

Redemption price per share is equal to net asset value less any applicable CDSC.

See Notes to Financial Statements.

74         Salomon Brothers Investment Series 2005 Annual Report

Statements of Operations (For the year ended December 31, 2005)

Salomon Brothers

High Yield Bond Fund

Short/ Intermediate U.S. Government Fund

Strategic Bond Fund

INVESTMENT INCOME:

Interest

$
159,923,180

$
5,141,332

$
10,361,492

Income from securities lending

1,321,372

42,688

44,138

Dividends

1,042,539

—

14,803

Total Investment Income

162,287,091

5,184,020

10,420,433

EXPENSES:

Management fee (Note 2)

16,015,064

695,050

1,354,064

Distribution fees (Notes 2 and 5)

7,212,342

581,400

1,211,826

Transfer agent fees (Note 5)

2,032,903

178,118

253,157

Shareholder reports (Note 5)

565,772

54,584

86,116

Administration fees (Note 2)

452,703

44,746

70,982

Custody fees

302,697

30,372

82,004

Registration fees

123,123

44,707

60,491

Audit and tax

42,944

31,138

38,687

Directors’ fees

39,851

6,670

11,240

Insurance

18,158

4,195

3,186

Legal fees

5,480

25,718

26,987

Miscellaneous expenses

88,912

1,591

12,118

Total Expenses

26,899,949

1,698,289

3,210,858

Less: Management fee waiver and expense reimbursements (Note 2)

—

(466,586
)

—

Net Expenses

26,899,949

1,231,703

3,210,858

Net Investment Income

135,387,142

3,952,317

7,209,575

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions

48,256,691

(256,887
)

2,488,467

Futures contracts

—

(550,466
)

208,748

Swap contracts

255,791

—

—

Foreign currency transactions

(560,661
)

—

1,061,806

Net Realized Gain (Loss)

47,951,821

(807,353
)

3,759,021

Change in Net Unrealized Appreciation/Depreciation From:

Investments

(116,462,664
)

(2,358,956
)

(7,303,759
)

Futures contracts

—

27,410

(105,958
)

Foreign currencies

—

—

92,436

Change in Net Unrealized Appreciation/Depreciation

(116,462,664
)

(2,331,546
)

(7,317,281
)

Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currencies

(68,510,843
)

(3,138,899
)

(3,558,260
)

Increase in Net Assets From Operations

$
66,876,299

$
813,418

$
3,651,315

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         75

Statements of Changes in Net Assets (For the years ended December 31,)

Salomon Brothers High Yield Bond Fund

2005

2004

OPERATIONS:

Net investment income

$
135,387,142

$
134,097,240

Net realized gain

47,951,821

33,043,061

Change in net unrealized appreciation/depreciation

(116,462,664
)

37,742,602

Increase in Net Assets From Operations

66,876,299

204,882,903

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income

(136,576,485
)

(131,671,304
)

Decrease in Net Assets From Distributions to Shareholders

(136,576,485
)

(131,671,304
)

FUND SHARE TRANSACTIONS (NOTE 7):

Net proceeds from sale of shares

624,456,228

666,381,619

Reinvestment of distributions

124,743,342

120,048,515

Cost of shares repurchased

(1,640,326,345
)

(473,229,392
)

Increase (Decrease) in Net Assets From Fund Share Transactions

(891,126,775
)

313,200,742

Increase (Decrease) in Net Assets

(960,826,961
)

386,412,341

NET ASSETS:

Beginning of year

2,193,420,023

1,807,007,682

End of year*

$
1,232,593,062

$
2,193,420,023

* Includes undistributed net investment income of:

$340,243

$1,353,591

See Notes to Financial Statements.

76         Salomon Brothers Investment Series 2005 Annual Report

Statements of Changes in Net Assets (For the years
ended December 31,) (continued)

Salomon Brothers Short/Intermediate U.S. Government Fund

2005

2004

OPERATIONS:

Net investment income

$
3,952,317

$
3,856,079

Net realized loss

(807,353
)

(917,222
)

Change in net unrealized appreciation/depreciation

(2,331,546
)

(505,494
)

Increase in Net Assets From Operations

813,418

2,433,363

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):

Net investment income

(4,231,829
)

(4,140,052
)

Decrease in Net Assets From Distributions to Shareholders

(4,231,829
)

(4,140,052
)

FUND SHARE TRANSACTIONS (NOTE 7):

Net proceeds from sale of shares

56,450,386

52,659,877

Reinvestment of distributions

3,275,587

3,513,542

Cost of shares repurchased

(67,589,402
)

(69,443,426
)

Decrease in Net Assets From Fund Share Transactions

(7,863,429
)

(13,270,007
)

Decrease in Net Assets

(11,281,840
)

(14,976,696
)

NET ASSETS:

Beginning of year

122,659,464

137,636,160

End of year*

$
111,377,624

$
122,659,464

* Includes undistributed (overdistributed) net investment income of:

$(17,914)

$48,104

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         77

Statements of Changes in Net Assets (For the years
ended December 31,) (continued)

Salomon Brothers Strategic Bond Fund

2005

2004

OPERATIONS:

Net investment income

$
7,209,575

$
7,863,857

Net realized gain

3,759,021

4,460,364

Change in net unrealized appreciation/depreciation

(7,317,281
)

(2,284,165
)

Increase in Net Assets From Operations

3,651,315

10,040,056

  DISTRIBUTIONS TO SHAREHOLDERS   FROM (NOTES 1 AND
6):

Net investment income

(7,931,346
)

(8,043,797
)

Decrease in Net Assets From Distributions to Shareholders

(7,931,346
)

(8,043,797
)

FUND SHARE TRANSACTIONS (NOTE 7):

Net proceeds from sale of shares

38,437,484

51,055,902

Reinvestment of distributions

6,163,660

6,016,516

Cost of shares repurchased

(55,918,539
)

(66,333,950
)

Decrease in Net Assets From Fund Share Transactions

(11,317,395
)

(9,261,532
)

Decrease in Net Assets

(15,597,426
)

(7,265,273
)

NET ASSETS:

Beginning of year

190,273,803

197,539,076

End of year*

$
174,676,377

$
190,273,803

* Includes undistributed net investment income of:

$1,113

$55,119

See Notes to Financial Statements.

78         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights

For a share of
each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)

Salomon Brothers High Yield Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
8.59

$
8.29

$
7.23

$
7.52

$
8.10

Income (Loss) From Operations:

Net investment income

0.56

0.58

0.59

0.64

0.80

Net realized and unrealized gain (loss)

(0.22
)

0.29

1.07

(0.19
)

(0.47
)

Total Income From Operations

0.34

0.87

1.66

0.45

0.33

Less Distributions From:

Net investment income

(0.57
)

(0.57
)

(0.60
)

(0.64
)

(0.79
)

Return of capital

—

—

—

(0.10
)

(0.12
)

Total Distributions

(0.57
)

(0.57
)

(0.60
)

(0.74
)

(0.91
)

Net Asset Value, End of Year

$
8.36

$
8.59

$
8.29

$
7.23

$
7.52

Total Return

4.08
%

10.97
%

23.83
%

6.42
%

4.21
%

Net Assets, End of Year (000s)

$693,116

$1,535,433

$1,148,273

$196,733

$102,706

Ratios to Average Net Assets:

Expenses

1.19
%

1.20
%

1.25
%

1.31
%

1.28
%

Net investment income

6.59

7.02

7.34

8.86

10.14

Portfolio Turnover Rate

64
%

54
%

78
%

106
%

131
%

(1)

Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual
Report         79

Financial Highlights (continued)

For a
share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)

Salomon Brothers High Yield Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
8.65

$
8.34

$
7.27

$
7.55

$
8.13

Income (Loss) From Operations:

Net investment income

0.49

0.52

0.53

0.59

0.75

Net realized and unrealized gain (loss)

(0.24
)

0.30

1.08

(0.18
)

(0.49
)

Total Income From Operations

0.25

0.82

1.61

0.41

0.26

Less Distributions From:

Net investment income

(0.50
)

(0.51
)

(0.54
)

(0.60
)

(0.73
)

Return of capital

—

—

—

(0.09
)

(0.11
)

Total Distributions

(0.50
)

(0.51
)

(0.54
)

(0.69
)

(0.84
)

Net Asset Value, End of Year

$
8.40

$
8.65

$
8.34

$
7.27

$
7.55

Total Return

3.04
%

10.22
%

22.91
%

5.77
%

3.27
%

Net Assets, End of Year (000s)

$135,186

$187,303

$235,293

$194,187

$214,204

Ratios to Average Net Assets:

Expenses

2.02
%

1.98
%

2.01
%

2.07
%

2.03
%

Net investment income

5.81

6.25

6.74

8.12

9.44

Portfolio Turnover Rate

64
%

54
%

78
%

106
%

131
%

(1)

Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

80         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of
each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)

Salomon Brothers High Yield Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
8.68

$
8.38

$
7.30

$
7.59

$
8.16

Income (Loss) From Operations:

Net investment income

0.52

0.55

0.56

0.61

0.76

Net realized and unrealized gain (loss)

(0.23
)

0.29

1.09

(0.19
)

(0.47
)

Total Income From Operations

0.29

0.84

1.65

0.42

0.29

Less Distributions From:

Net investment income

(0.53
)

(0.54
)

(0.57
)

(0.61
)

(0.75
)

Return of capital

—

—

—

(0.10
)

(0.11
)

Total Distributions

(0.53
)

(0.54
)

(0.57
)

(0.71
)

(0.86
)

Net Asset Value, End of Year

$
8.44

$
8.68

$
8.38

$
7.30

$
7.59

Total Return

3.44
%

10.42
%

23.36
%

5.93
%

3.59
%

Net Assets, End of Year (000s)

$235,117

$292,918

$317,704

$128,759

$77,726

Ratios to Average Net Assets:

Expenses

1.73
%

1.70
%

1.71
%

1.80
%

1.77
%

Net investment income

6.10

6.52

6.93

8.36

9.64

Portfolio Turnover Rate

64
%

54
%

78
%

106
%

131
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

On April 29, 2004, Class 2 shares were renamed Class C shares.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual
Report         81

Financial Highlights (continued)

For a
share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)

Salomon Brothers High Yield Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
8.59

$
8.29

$
7.22

$
7.51

$
8.10

Income (Loss) From Operations:

Net investment income

0.59

0.61

0.62

0.67

0.84

Net realized and unrealized gain (loss)

(0.23
)

0.29

1.08

(0.19
)

(0.49
)

Total Income From Operations

0.36

0.90

1.70

0.48

0.35

Less Distributions From:

Net investment income

(0.60
)

(0.60
)

(0.63
)

(0.67
)

(0.82
)

Return of capital

—

—

—

(0.10
)

(0.12
)

Total Distributions

(0.60
)

(0.60
)

(0.63
)

(0.77
)

(0.94
)

Net Asset Value, End of Year

$
8.35

$
8.59

$
8.29

$
7.22

$
7.51

Total Return

4.33
%

11.39
%

24.41
%

6.89
%

4.50
%

Net Assets, End of Year (000s)

$101,886

$117,197

$94,445

$47,874

$24,990

Ratios to Average Net Assets:

Expenses

0.83
%

0.84
%

0.86
%

0.92
%

0.87
%

Net investment income

6.97

7.37

7.87

9.31

10.54

Portfolio Turnover Rate

64
%

54
%

78
%

106
%

131
%

(1)

Per share amounts have been calculated using the average shares method.

See Notes to Financial Statements.

82         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of
each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)

Salomon Brothers High Yield Bond Fund

2005

2004

2003(2)

Net Asset Value, Beginning of Year

$
8.58

$
8.28

$
7.58

Income (Loss) From Operations:

Net investment income

0.59

0.56

0.38

Net realized and unrealized gain (loss)

(0.24
)

0.34

0.78

Total Income From Operations

0.35

0.90

1.16

Less Distributions From:

Net investment income

(0.59
)

(0.60
)

(0.46
)

Total Distributions

(0.59
)

(0.60
)

(0.46
)

Net Asset Value, End of Year

$
8.34

$
8.58

$
8.28

Total Return(3)

4.29
%

11.36
%

15.70
%

Net Assets, End of Year (000s)

$67,288

$60,569

$11,293

Ratios to Average Net Assets:

Expenses

0.85
%

0.87
%

0.88
%(4)

Net investment income

6.96

7.23

7.34
(4)

Portfolio Turnover Rate

64
%

54
%

78
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the period April 2, 2003 (inception date) to December 31, 2003.

(3)

Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Annualized.

See Notes to Financial Statements.

Salomon Brothers Investment Series 2005 Annual Report         83

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended
December 31:

Class A Shares(1)

Salomon Brothers Short/Intermediate U.S. Government Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
10.22

$
10.35

$
10.48

$
10.14

$
9.91

Income (Loss) From Operations:

Net investment income

0.36

0.35

0.27

0.36

0.51

Net realized and unrealized gain (loss)

(0.26
)

(0.10
)

(0.10
)

0.49

0.37

Total Income From Operations

0.10

0.25

0.17

0.85

0.88

Less Distributions From:

Net investment income

(0.39
)

(0.38
)

(0.30
)

(0.42
)

(0.56
)

Net realized gains

—

—

—

(0.00
)(2)

(0.09
)

Return of capital

—

—

—

(0.09
)

—

Total Distributions

(0.39
)

(0.38
)

(0.30
)

(0.51
)

(0.65
)

Net Asset Value, End of Year

$
9.93

$
10.22

$
10.35

$
10.48

$
10.14

Total Return(3)

1.03
%

2.51
%

1.61
%

8.59
%

9.12
%

Net Assets, End of Year (000s)

$51,270

$44,856

$49,222

$52,165

$17,378

Ratios to Average Net Assets:

Gross expenses, including interest expense

1.19
%

1.18
%

1.14
%

1.30
%

1.69
%

Gross expenses, excluding interest expense

1.19

1.18

1.14

1.30

1.47

Net expenses, including interest expense(4)

0.80
(5)

0.80
(5)

0.80
(5)

0.80
(5)

1.07
(6)

Net expenses, excluding interest expense(4)

0.80
(5)

0.80
(5)

0.80
(5)

0.80
(5)

0.85
(6)

Net investment income

3.60

3.50

2.60

3.43

5.28

Portfolio Turnover Rate

64
%(7)

83
%

86
%

14
%

176
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Amount represents less than $0.01 per share.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(5)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class will not exceed 0.80%.

(6)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class will not exceed 0.85%.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

84         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)

Salomon Brothers Short/Intermediate U.S. Government Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
10.26

$
10.39

$
10.52

$
10.18

$
9.95

Income (Loss) From Operations:

Net investment income

0.34

0.31

0.20

0.28

0.49

Net realized and unrealized gain (loss)

(0.26
)

(0.11
)

(0.11
)

0.49

0.32

Total Income From Operations

0.08

0.20

0.09

0.77

0.81

Less Distributions From:

Net investment income

(0.36
)

(0.33
)

(0.22
)

(0.34
)

(0.49
)

Net realized gains

—

—

—

(0.00
)(2)

(0.09
)

Return of capital

—

—

—

(0.09
)

—

Total Distributions

(0.36
)

(0.33
)

(0.22
)

(0.43
)

(0.58
)

Net Asset Value, End of Year

$
9.98

$
10.26

$
10.39

$
10.52

$
10.18

Total Return(3)

0.80
%

2.01
%

0.86
%

7.78
%

8.28
%

Net Assets, End of Year (000s)

$25,054

$31,886

$42,442

$46,100

$22,031

Ratios to Average Net Assets:

Gross expenses, including interest expense

1.49
%

1.68
%

1.94
%

2.04
%

2.31
%

Gross expenses, excluding interest expense

1.49

1.68

1.94

2.04

2.06

Net expenses, including interest expense(4)

1.05
(5)

1.28
(6)

1.55
(7)

1.56
(7)

1.86
(8)

Net expenses, excluding interest expense(4)

1.05
(5)

1.28
(6)

1.55
(7)

1.55
(7)

1.60
(8)

Net investment income

3.33

3.03

1.87

2.71

4.91

Portfolio Turnover Rate

64
%(9)

83
%

86
%

14
%

176
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Amount represents less than $0.01 per share.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(5)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.05%.

(6)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.

(7)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.55%.

(8)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.60%.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

Salomon Brothers Investment
Series 2005 Annual Report         85

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)

Salomon Brothers Short/Intermediate U.S. Government Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
10.33

$
10.46

$
10.59

$
10.24

$
9.98

Income (Loss) From Operations:

Net investment income

0.31

0.31

0.22

0.31

0.48

Net realized and unrealized gain (loss)

(0.26
)

(0.10
)

(0.10
)

0.50

0.37

Total Income From Operations

0.05

0.21

0.12

0.81

0.85

Less Distributions From:

Net investment income

(0.33
)

(0.34
)

(0.25
)

(0.37
)

(0.50
)

Net realized gains

—

—

—

(0.00
)(3)

(0.09
)

Return of capital

—

—

—

(0.09
)

—

Total Distributions

(0.33
)

(0.34
)

(0.25
)

(0.46
)

(0.59
)

Net Asset Value, End of Year

$
10.05

$
10.33

$
10.46

$
10.59

$
10.24

Total Return(4)

0.48
%

2.01
%

1.12
%

8.12
%

8.73
%

Net Assets, End of Year (000s)

$33,823

$44,738

$44,715

$42,025

$15,546

Ratios to Average Net Assets:

Gross expenses, including interest expense

1.66
%

1.65
%

1.65
%

1.74
%

2.00
%

Gross expenses, excluding interest expense

1.66

1.65

1.65

1.74

1.80

Net expenses, including interest expense(5)

1.30
(6)

1.30
(6)

1.30
(6)

1.31
(6)

1.55
(7)

Net expenses, excluding interest expense(5)

1.30
(6)

1.30
(6)

1.30
(6)

1.30
(6)

1.35
(7)

Net investment income

3.07

3.00

2.08

2.98

4.67

Portfolio Turnover Rate

64
%(8)

83
%

86
%

14
%

176
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

On April 29, 2004, Class 2 shares were renamed Class C shares.

(3)

Amount represents less than $0.01 per share.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(6)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 1.30%.

(7)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense to average net assets of the class did not exceed 1.35%.

(8)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

86         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)

Salomon Brothers Short/Intermediate U.S. Government Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
10.25

$
10.38

$
10.51

$
10.16

$
9.94

Income (Loss) From Operations:

Net investment income

0.39

0.38

0.29

0.38

0.57

Net realized and unrealized gain (loss)

(0.26
)

(0.10
)

(0.10
)

0.51

0.33

Total Income From Operations

0.13

0.28

0.19

0.89

0.90

Less Distributions From:

Net investment income

(0.43
)

(0.41
)

(0.32
)

(0.43
)

(0.59
)

Net realized gains

—

—

—

(0.00
)(2)

(0.09
)

Return of capital

—

—

—

(0.11
)

—

Total Distributions

(0.43
)

(0.41
)

(0.32
)

(0.54
)

(0.68
)

Net Asset Value, End of Year

$
9.95

$
10.25

$
10.38

$
10.51

$
10.16

Total Return(3)

1.28
%

2.77
%

1.87
%

8.95
%

9.25
%

Net Assets, End of Year (000s)

$1,231

$1,179

$1,257

$2,914

$1,016

Ratios to Average Net Assets:

Gross expenses, including interest expense

1.14
%

1.03
%

0.87
%

0.96
%

1.30
%

Gross expenses, excluding interest expense

1.14

1.03

0.87

0.96

1.06

Net expenses, including interest expense(4)

0.55
(5)

0.55
(5)

0.55
(5)

0.56
(5)

0.84
(6)

Net expenses, excluding interest expense(4)

0.55
(5)

0.55
(5)

0.55
(5)

0.55
(5)

0.60
(6)

Net investment income

3.84

3.75

2.80

3.68

5.71

Portfolio Turnover Rate

64
%(7)

83
%

86
%

14
%

176
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Amount represents less than $0.01 per share.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee and expense reimbursements waivers are voluntary and may be reduced or terminated at any time.

(5)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 0.55%.

(6)

As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class did not exceed 0.60%.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 585%.

See Notes to Financial Statements.

Salomon Brothers Investment
Series 2005 Annual Report         87

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)

Salomon Brothers Strategic Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
9.77

$
9.66

$
8.97

$
8.85

$
9.13

Income (Loss) From Operations:

Net investment income

0.41

0.43

0.45

0.53

0.76

Net realized and unrealized gain (loss)

(0.17
)

0.13

0.69

0.31

(0.21
)

Total Income From Operations

0.24

0.56

1.14

0.84

0.55

Less Distributions From:

Net investment income

(0.49
)

(0.45
)

(0.45
)

(0.52
)

(0.76
)

Return of capital

—

—

—

(0.20
)

(0.07
)

Total Distributions

(0.49
)

(0.45
)

(0.45
)

(0.72
)

(0.83
)

Net Asset Value, End of Year

$
9.52

$
9.77

$
9.66

$
8.97

$
8.85

Total Return(2)

2.49
%

5.93
%

12.98
%

9.91
%

6.22
%

Net Assets, End of Year (000s)

$70,140

$60,739

$48,318

$29,385

$19,501

Ratios to Average Net Assets:

Gross expenses, including interest expense

1.30
%

1.36
%

1.36
%

1.44
%

1.52
%

Gross expenses, excluding interest expense

1.30

1.36

1.36

1.44

1.49

Net expenses, including interest expense

1.30

1.36

1.36

1.44

1.40
(3)

Net expenses, excluding interest expense

1.30

1.36

1.36

1.44

1.38
(3)

Net investment income

4.29

4.49

4.69

6.03

8.42

Portfolio Turnover Rate

107
%(4)

86
%

78
%

63
%

73
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

88         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)

Salomon Brothers Strategic Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
9.80

$
9.67

$
8.98

$
8.87

$
9.14

Income (Loss) From Operations:

Net investment income

0.34

0.36

0.38

0.47

0.71

Net realized and unrealized gain (loss)

(0.19
)

0.14

0.69

0.30

(0.21
)

Total Income From Operations

0.15

0.50

1.07

0.77

0.50

Less Distributions From:

Net investment income

(0.34
)

(0.37
)

(0.38
)

(0.48
)

(0.71
)

Return of capital

—

—

—

(0.18
)

(0.06
)

Total Distributions

(0.34
)

(0.37
)

(0.38
)

(0.66
)

(0.77
)

Net Asset Value, End of Year

$
9.61

$
9.80

$
9.67

$
8.98

$
8.87

Total Return(2)

1.60
%

5.32
%

12.18
%

9.12
%

5.60
%

Net Assets, End of Year (000s)

$55,239

$68,873

$87,794

$93,877

$68,781

Ratios to Average Net Assets:

Gross expenses, including interest expense

2.08
%

2.05
%

2.07
%

2.10
%

2.09
%

Gross expenses, excluding interest expense

2.08

2.05

2.07

2.10

2.06

Net expenses, including interest expense

2.08

2.05

2.07

2.10

2.06
(3)

Net expenses, excluding interest expense

2.08

2.05

2.07

2.10

2.03
(3)

Net investment income

3.50

3.79

4.01

5.36

7.79

Portfolio Turnover Rate

107
%(4)

86
%

78
%

63
%

73
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

Salomon Brothers Investment
Series 2005 Annual Report         89

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)

Salomon Brothers Strategic Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
9.87

$
9.74

$
9.05

$
8.93

$
9.19

Income (Loss) From Operations:

Net investment income

0.37

0.39

0.40

0.49

0.73

Net realized and unrealized gain (loss)

(0.18
)

0.14

0.70

0.32

(0.20
)

Total Income From Operations

0.19

0.53

1.10

0.81

0.53

Less Distributions From:

Net investment income

(0.40
)

(0.40
)

(0.41
)

(0.50
)

(0.73
)

Return of capital

—

—

—

(0.19
)

(0.06
)

Total Distributions

(0.40
)

(0.40
)

(0.41
)

(0.69
)

(0.79
)

Net Asset Value, End of Year

$
9.66

$
9.87

$
9.74

$
9.05

$
8.93

Total Return(3)

1.92
%

5.59
%

12.38
%

9.50
%

5.87
%

Net Assets, End of Year (000s)

$48,610

$60,061

$60,747

$53,358

$30,438

Ratios to Average Net Assets:

Gross expenses, including interest expense

1.83
%

1.80
%

1.82
%

1.87
%

1.83
%

Gross expenses, excluding interest expense

1.83

1.80

1.82

1.87

1.80

Net expenses, including interest expense

1.83

1.80

1.82

1.87

1.77
(4)

Net expenses, excluding interest expense

1.83

1.80

1.82

1.87

1.77
(4)

Net investment income

3.76

4.04

4.23

5.48

7.97

Portfolio Turnover Rate

107
%(5)

86
%

78
%

63
%

73
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

On April 29, 2004, Class 2 shares were renamed as Class C shares.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

90         Salomon Brothers Investment Series 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class O Shares(1)

Salomon Brothers Strategic Bond Fund

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
9.73

$
9.61

$
8.93

$
8.84

$
9.12

Income (Loss) From Operations:

Net investment income

0.40

0.45

0.46

0.56

0.80

Net realized and unrealized gain (loss)

(0.18
)

0.14

0.69

0.29

(0.21
)

Total Income From Operations

0.22

0.59

1.15

0.85

0.59

Less Distributions From:

Net investment income

(0.55
)

(0.47
)

(0.47
)

(0.55
)

(0.80
)

Return of capital

—

—

—

(0.21
)

(0.07
)

Total Distributions

(0.55
)

(0.47
)

(0.47
)

(0.76
)

(0.87
)

Net Asset Value, End of Year

$
9.40

$
9.73

$
9.61

$
8.93

$
8.84

Total Return(2)

2.27
%

6.29
%

13.18
%

10.11
%

6.66
%

Net Assets, End of Year (000s)

$305

$360

$674

$532

$679

Ratios to Average Net Assets:

Gross expenses, including interest expense

1.37
%

1.11
%

1.11
%

1.23
%

1.05
%

Gross expenses, excluding interest expense

1.37

1.11

1.11

1.23

1.02

Net expenses, including interest expense

1.37

1.11

1.11

1.23

1.04
(3)

Net expenses, excluding interest expense

1.37

1.11

1.11

1.23

1.01
(3)

Net investment income

4.20

4.70

4.97

6.27

8.82

Portfolio Turnover Rate

107
%(4)

86
%

78
%

63
%

73
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

Salomon Brothers Investment
Series 2005 Annual Report         91

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)

Salomon Brothers Strategic Bond Fund

2005

2004

2003(2)

Net Asset Value, Beginning of Year

$
9.70

$
9.59

$
9.36

Income (Loss) From Operations:

Net investment income

0.41

0.43

0.13

Net realized and unrealized gain (loss)

(0.17
)

0.12

0.23

Total Income From Operations

0.24

0.55

0.36

Less Distributions From:

Net investment income

(0.55
)

(0.44
)

(0.13
)

Total Distributions

(0.55
)

(0.44
)

(0.13
)

Net Asset Value, End of Year

$
9.39

$
9.70

$
9.59

Total Return(3)

2.57
%

5.95
%

3.90
%

Net Assets, End of Year (000s)

$382

$240

$6

Ratios to Average Net Assets:

Expenses

1.22
%

1.25
%

1.08
%(4)

Net investment income

4.32

4.55

4.55
(4)

Portfolio Turnover Rate

107
%(5)

86
%

78
%

(1)

Per share amounts have been calculated using the average shares method.

(2)

For the period September 10, 2003 (inception date) to December 31, 2003.

(3)

Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Annualized.

(5)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

See Notes to Financial Statements.

92         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements

1.
Organization and Significant Accounting Policies

Salomon Brothers High Yield Bond Fund (“High Yield Bond Fund”), Salomon Brothers Short/Intermediate U.S. Government Fund (“Short/Intermediate U.S. Government Fund”) and Salomon Brothers Strategic Bond Fund
(“Strategic Bond Fund”) (together the “Funds”) are separate investment funds of the Salomon Brothers Series Funds Inc. (the “Company”), registered under the Investment Company Act of 1940, as amended (the
“1940 Act”), as an open-end management investment company incorporated in the state of Maryland. The Salomon Brothers Investment Series (“Investment Series”) consists of certain funds of Salomon Brothers Series Funds Inc.,
Salomon Brothers Investors Value Fund and Salomon Brothers Capital Fund Inc.

The following are significant accounting policies
consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. The Funds
may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation

Salomon Brothers Investment Series 2005 Annual
Report         93

Notes to Financial Statements (continued)

 margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S.
dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities.
The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Credit Default Swaps. The Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, the Funds are required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a
U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Funds receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds keep the stream of payments and have no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Funds function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Funds receive the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Funds make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

94         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statement of Operations. For a credit default swap sold by the Funds, payment of the agreed upon amount made by the Funds in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Funds, the agreed upon amount received by the Funds in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Funds.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(f) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

The Funds maintain the risk of any loss on
the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(g) Mortgage Dollar Rolls. The Short/Intermediate U.S. Government Fund and Strategic Bond Fund may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar
roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

Salomon Brothers Investment
Series 2005 Annual Report         95

Notes to Financial Statements (continued)

(h) Securities Traded on a To-Be-Announced Basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S.
government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S.
government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Loan Participations. The High Yield Bond Fund and Strategic Bond Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Funds assume the credit risk of both the borrower, the
lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(j) Credit and Market Risk. The High Yield Bond Fund
and Strategic Bond Fund invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The
Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Other Risks. Consistent with their objective, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accre -

96         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

 tion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Foreign Currency Translation.
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the
U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Distributions to Shareholders. Distributions from net investment income on the shares of each of the
Funds are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(p) Expenses. Direct expenses are charged to the Fund; general expenses of the Investment Series are allocated to the Funds based on each
Fund’s relative net assets.

(q) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Salomon Brothers Investment Series 2005 Annual
Report         97

Notes to Financial Statements (continued)

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund

Undistributed Net Investment Income

Accumulated Net Realized Gain/Loss

Paid-in Capital

High Yield Bond Fund

(a
)

$
(1
)

—

$
1

(b
)

175,996

$
(175,996
)

—

Short/Intermediate U.S. Government Fund

(a (c
) )

— 213,494

(1 (213,494
) )

1 —

Strategic Bond Fund

(d
)

967

—

(967
)

(e
)

666,798

(666,798
)

—

(a)

Reclassifications are primarily due to rounding.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies, book/tax differences in the treatment of credit default swaps, and income from mortgage backed securities treated as capital gains for tax purposes.

(c)

Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.

(d)

Reclassifications are primarily due to book/tax differences in the treatment of various items.

(e)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and income from mortgage backed securities treated as capital gains for tax purposes.

2.
Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As
a result, the Funds’ investment adviser, Salomon Brothers Asset Management Inc (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused each Funds’ existing investment management advisory and administrative contracts to terminate. The Funds’ shareholders approved new investment management contracts between the Funds and the Manager, which became effective on
December 1, 2005.

For the period January 1, 2005 through May 31, 2005, the High Yield Bond Fund paid a management fee which was calculated daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Effective June 1, 2005, under the new Investment Management Agreement, the management fee is calculated daily and payable monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets

Annual Rate

First $1 Billion

0.800
%

Next $1 Billion

0.775
%

Next $3 Billion

0.750
%

Over $5 Billion

0.700
%

Smith Barney Fund Management LLC (“SBFM”), acted as the administrator for the High Yield Bond Fund, for the period January 1, 2005 through May 31, 2005, the Fund

98         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

 paid an administration fee calculated daily and payable monthly at the annual rate of 0.05% of the Fund’s average daily net assets. Effective June 1, 2005 the administration agreement was terminated.

For the period January 1, 2005 through September 30, 2005, the
Short/Intermediate U.S. Government Fund and the Strategic Bond Fund paid management fees which were calculated daily and payable monthly at an annual rate of 0.60% and 0.75%, respectively, of the Fund’s average daily net assets. Effective
October 1, 2005, the Funds paid management fees under the new Investment Management Agreements, which is calculated daily and payable monthly, in accordance with the following breakpoint schedules:

Average Daily Net Assets

Short/Intermediate U.S. Government Fund Annual Rate

Strategic Bond Fund Annual Rate

First $1 Billion

0.550
%

0.650
%

Next $1 Billion

0.525
%

0.625
%

Next $3 Billion

0.500
%

0.600
%

Next $5 Billion

0.475
%

0.575
%

Over $10 Billion

0.450
%

0.550
%

SBFM also acted as the administrator for the Short/Intermediate U.S. Government Fund and the Strategic Bond Fund. For the period January 1, 2005 through September 30, 2005, the Funds paid administration fees calculated daily and payable monthly at the annual rate of 0.05% of each Fund’s respective average daily net assets. Effective October 1, 2005 the administration agreements were terminated.

During the year ended December 31, 2005, the Short/Intermediate U.S. Government Fund’s Class A, B, C and O shares had voluntary expense limitations in place of 0.80%, 1.05%, 1.30% and 0.55%, respectively, resulting in waived management fees of $428,778.

In
addition, the Manager reimbursed expenses on Class A, B, and O shares of Short/Intermediate U.S. Government Fund in the amounts of $12,474, $22,565 and $2,769, respectively.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. During the period covered by this Report, PFPC acted as the Funds’ transfer agent.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets (“CGM”) an indirect wholly-owned subsidiary of Citigroup and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Funds’ Board has also approved amended and restated Rule 12b-1
Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients.
Additional Service Agents may offer fund shares in the future.

There is a maximum initial sales charge of 4.50%, 2.00% and 4.50% for
Class A shares of High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond

Salomon Brothers Investment Series 2005 Annual
Report         99

Notes to Financial Statements (continued)

 Fund,
respectively. There is a contingent deferred sales charge (“CDSC”) of 2.00% on Class B shares of Short/Intermediate U.S. Government Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to
1.75% in the second year, 1.50% in the third year, 1.25% in the fourth year, 1.00% in the fifth year and no CDSC is incurred after five years. There is also a CDSC of 4.00% on Class B shares of High Yield Bond Fund and Strategic Bond Fund, which applies if redemption occurs within one year from purchase payment. This CDSC declines to 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth year and fifth year, and no CDSC is applied thereafter. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment (except Class C shares of the Short/Intermediate U.S. Government Fund, which are not subject to a deferred sales charge). In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with the current holdings of Class A shares, equal or exceed $1,000,000, $500,000 and $1,000,000 in the aggregate for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund, respectively.

For the period ended December 31, 2005, sales charges received by CGM and CDSCs paid to CGM were:

Sales Charges

CDSCs

Class A

Class A

Class B

Class C

High Yield Bond Fund

$
161,274

—

$
296,461

$
17,569

Short/Intermediate U.S. Government Fund

118,291

$
49,200

34,934

6

Strategic Bond Fund

20,319

—

66,930

3,749

During the year ended December 31, 2005, CGM and its affiliates did not receive any brokerage commissions from the Funds.

Certain officers and one director of the Investment Series are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

100         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

3.
Investments

During the year ended December 31,
2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government Agencies & Obligations were as follows:

Investments

U.S. Government Agencies & Obligations

Purchases

Sales

Purchases

Sales

High Yield Bond Fund

$
1,205,658,038

$
2,077,301,624

—

—

Short/Intermediate U.S. Government Fund

—

—

$
75,623,459

$
69,734,658

Strategic Bond Fund

65,879,629

108,872,026

126,934,161

99,633,184

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross Unrealized Appreciation

Gross Unrealized Depreciation

Net Unrealized Appreciation/ (Depreciation)

High Yield Bond Fund

$
62,837,945

$
(61,780,239
)

$
1,057,706

Short/Intermediate U.S. Government Fund

585,281

(1,500,504
)

(915,223
)

Strategic Bond Fund

4,948,765

(6,287,250
)

(1,338,485
)

At December 31, 2005, the Short/Intermediate U.S. Government Fund and Strategic Bond Fund had the following open futures contracts:

Number of Contracts

Expiration Date

Basis Value

Market Value

Unrealized Gain (Loss)

Short/Intermediate U.S. Government Fund

Contracts to Buy:

U.S. Treasury 5 Year Notes

10

3/06

$
1,059,178

$
1,063,437

$
4,259

U.S. Treasury 10 Year Notes

23

3/06

2,495,767

2,516,344

20,577

24,836

Contracts to Sell:

U.S. Treasury 2 Year Notes

91

3/06

18,648,969

18,672,062

(23,093
)

Net Unrealized Gain

$
1,743

Strategic Bond Fund

Contracts to Buy:

U.S. Treasury 5 Year Notes

5

3/06

$
529,589

$
531,719

$
2,130

U.S. Treasury 10 Year Notes

54

3/06

5,859,625

5,907,937

48,312

50,442

Contracts to Sell:

U.S. Treasury 2 Year Notes

80

3/06

16,394,698

16,415,000

(20,302
)

Net Unrealized Gain

$
30,140

Salomon Brothers Investment Series 2005 Annual Report         101

Notes to Financial Statements (continued)

At December 31, 2005, High Yield Bond Fund and Strategic Bond
Fund had loaned securities having a market value of $7,709,160 and $89,344, respectively, and received cash collateral amounting to $7,878,097 and $91,250, respectively, which were invested into the State Street Navigator Securities Lending Trust
Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

The average monthly balance of dollar rolls outstanding
for Salomon Brothers Short/Intermediate U.S. Government Fund and Strategic Bond Fund during the year ended December 31, 2005 was $53,647,342 and $63,851,624, respectively.

At December 31, 2005, Short/Intermediate U.S. Government Fund and Strategic Bond Fund had outstanding mortgage dollar rolls with a total cost of
$54,999,454 and $67,488,943, respectively. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at December 31, 2005 for Short/Intermediate U.S. Government Fund included Bear Stearns & Co., Inc.
($25,387,767) and First Clearing LLC ($23,184,611) and for Strategic Bond Fund included Bear Stearns & Co., Inc. ($24,540,883) and Lehman Brothers Inc. ($21,660,865).

For the year ended December 31, 2005, Short/Intermediate U.S. Government Fund and Strategic Bond Fund recorded interest income of $971,210 and
$1,042,220, respectively, related to such transactions.

At December 31, 2005, Short/Intermediate U.S. Government Fund and Strategic
Bond Fund held TBA securities with a cost of $54,999,454 and $67,488,943, respectively.

4.
Line of Credit

The High Yield Bond Fund and Strategic
Bond Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $150 million. Effective July 29, 2005, the Funds, along with other affiliated funds increased the line of credit to $250 million. Interest on borrowing, if any, is charged to the specific Fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the High Yield Bond Fund and Strategic Bond Fund was $62,708 and $4,689, respectively. There have been no borrowings since the line of credit was established.

5.
Class Specific Expenses

Pursuant to a Distribution Plan
under Rule 12b-1, each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. High Yield Bond Fund and Strategic Bond Fund also pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% and 0.50%, respectively, of the average daily net assets of each class. Short/Intermediate U.S. Government Fund also pays a distribution fee with respect to
Class B and C shares calculated at the annual rate of 0.25% and 0.50%, respectively, of the average

102         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

 daily net assets of each class. For the year ended December 31, 2005, total distribution fees were as follows:

Distribution Fees

Class A

Class B

Class C

High Yield Bond Fund

$
3,727,072

$
1,581,982

$
1,903,288

Short/Intermediate U.S. Government Fund

112,660

141,780

326,960

Strategic Bond Fund

169,294

628,119

414,413

For the year ended December 31, 2005, total transfer agent fees were as follows:

Transfer Agent Fees

Class A

Class B

Class C

Class O

Class Y

High Yield Bond Fund

$
1,506,254

$
231,912

$
278,853

$
2,332

$
13,552

Short/Intermediate U.S. Government Fund

71,942

50,072

53,112

2,992

—

Strategic Bond Fund

87,138

89,884

75,287

638

210

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

Shareholder Reports Expenses

Class A

Class B

Class C

Class O

Class Y

High Yield Bond Fund

$
372,715

$
77,659

$
110,509

$
2,729

$
2,160

Short/Intermediate U.S. Government Fund

16,512

18,792

17,480

1,800

—

Strategic Bond Fund

24,421

32,049

27,664

994

988

6.
Distributions to Shareholders by Class

High Yield Bond Fund

Year Ended December 31, 2005

Year Ended December 31, 2004

Net Investment Income

Class A

$
98,836,109

$
91,894,174

Class B

9,409,058

12,206,258

Class C†

15,743,328

18,695,672

Class O

8,103,608

7,035,092

Class Y

4,484,382

1,840,108

Total

$
136,576,485

$
131,671,304

Short/Intermediate U.S. Government Fund

Net Investment Income

Class A

$
1,791,135

$
1,563,748

Class B

1,002,525

1,180,838

Class C†

1,386,292

1,344,807

Class O

51,877

50,659

Total

$
4,231,829

$
4,140,052

Salomon Brothers Investment Series 2005 Annual Report         103

Notes to Financial Statements (continued)

Strategic Bond Fund

Year Ended December 31, 2005

Year Ended December 31, 2004

Net Investment Income

Class A

$
3,446,064

$
2,616,929

Class B

2,226,254

2,918,587

Class C†

2,219,262

2,481,006

Class O

18,993

20,509

Class Y

20,773

6,766

Total

$
7,931,346

$
8,043,797

†

On April 29, 2004, Class 2 shares were renamed Class C shares.

7.
Capital Shares

At December 31, 2005, the Company
had 10 billion shares of authorized capital stock, with par value of $0.001 per share.

Transactions in Fund shares for the periods
indicated were as follows:

Year Ended December 31, 2005

Year Ended December 31, 2004

High Yield Bond Fund

Shares

Amount

Shares

Amount

Class A

Shares sold

62,833,231

$
529,349,739

60,361,452

$
500,474,723

Shares issued on reinvestment

10,972,434

92,278,153

10,340,130

85,679,781

Shares repurchased

(169,592,471
)

(1,412,097,779
)

(30,455,757
)

(252,436,053
)

Net Increase (Decrease)

(95,786,806
)

$
(790,469,887
)

40,245,825

$
333,718,451

Class B

Shares sold

838,023

$
7,098,865

1,272,389

$
10,654,924

Shares issued on reinvestment

789,665

6,677,402

1,076,590

8,963,220

Shares repurchased

(7,201,361
)

(60,753,172
)

(8,881,761
)

(73,553,118
)

Net Decrease

(5,573,673
)

$
(46,976,905
)

(6,532,782
)

$
(53,934,974
)

Class C†

Shares sold

5,512,764

$
46,867,269

8,078,149

$
67,963,145

Shares issued on reinvestment

1,555,878

13,218,168

1,977,427

16,544,426

Shares repurchased

(12,948,259
)

(110,078,375
)

(14,217,490
)

(117,960,264
)

Net Decrease

(5,879,617
)

$
(49,992,938
)

(4,161,914
)

$
(33,452,693
)

Class O

Shares sold

3,063,920

$
25,886,830

4,353,498

$
36,294,024

Shares issued on reinvestment

963,727

8,093,328

847,729

7,025,780

Shares repurchased

(5,469,269
)

(46,155,089
)

(2,946,239
)

(24,272,735
)

Net Increase (Decrease)

(1,441,622
)

$
(12,174,931
)

2,254,988

$
19,047,069

Class Y

Shares sold

1,816,919

$
15,253,525

6,082,313

$
50,994,803

Shares issued on reinvestment

533,593

4,476,291

220,266

1,835,308

Shares repurchased

(1,343,582
)

(11,241,930
)

(606,575
)

(5,007,222
)

Net Increase

1,006,930

$
8,487,886

5,696,004

$
47,822,889

†

On April 29, 2004, Class 2 shares were renamed Class C shares.

104         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

Year Ended December 31, 2005

Year Ended December 31, 2004

Short/Intermediate U.S. Government Fund

Shares

Amount

Shares

Amount

Class A

Shares sold

2,802,146

$
28,203,599

2,512,256

$
25,796,106

Shares issued on reinvestment

145,757

1,463,197

133,815

1,370,666

Shares repurchased

(2,173,519
)

(21,869,485
)

(3,014,208
)

(30,924,566
)

Net Increase (Decrease)

774,384

$
7,797,311

(368,137
)

$
(3,757,794
)

Class B

Shares sold

245,132

$
2,483,961

232,595

$
2,391,193

Shares issued on reinvestment

87,063

879,108

100,694

1,034,759

Shares repurchased

(928,643
)

(9,389,723
)

(1,313,179
)

(13,489,659
)

Net Decrease

(596,448
)

$
(6,026,654
)

(979,890
)

$
(10,063,707
)

Class C†

Shares sold

2,508,444

$
25,633,450

2,344,113

$
24,278,930

Shares issued on reinvestment

86,872

883,768

102,495

1,059,970

Shares repurchased

(3,562,446
)

(36,240,450
)

(2,391,757
)

(24,725,026
)

Net Increase (Decrease)

(967,130
)

$
(9,723,232
)

54,851

$
613,874

Class O

Shares sold

12,761

$
129,376

18,987

$
193,648

Shares issued on reinvestment

4,918

49,514

4,692

48,147

Shares repurchased

(8,918
)

(89,744
)

(29,766
)

(304,175
)

Net Increase (Decrease)

8,761

$
89,146

(6,087
)

$
(62,380
)

†

On April 29, 2004, Class 2 shares were renamed Class C shares.

Salomon Brothers Investment Series 2005 Annual
Report         105

Notes to Financial Statements (continued)

Year Ended December 31, 2005

Year Ended December 31, 2004

Strategic Bond Fund

Shares

Amount

Shares

Amount

Class A

Shares sold

2,848,983

$
27,585,036

3,409,060

$
32,741,483

Shares issued on reinvestment

283,211

2,726,631

192,873

1,857,848

Shares repurchased

(1,979,974
)

(19,102,648
)

(2,391,345
)

(22,847,498
)

Net Increase

1,152,220

$
11,209,019

1,210,588

$
11,751,833

Class B

Shares sold

376,243

$
3,652,341

626,641

$
6,052,851

Shares issued on reinvestment

170,738

1,653,720

224,107

2,161,118

Shares repurchased

(1,831,116
)

(17,714,109
)

(2,900,258
)

(27,798,861
)

Net Decrease

(1,284,135
)

$
(12,408,048
)

(2,049,510
)

$
(19,584,892
)

Class C†

Shares sold

706,649

$
6,905,986

1,237,160

$
12,031,472

Shares issued on reinvestment

179,705

1,751,317

203,982

1,981,448

Shares repurchased

(1,940,682
)

(18,883,799
)

(1,590,431
)

(15,352,438
)

Net Decrease

(1,054,328
)

$
(10,226,496
)

(149,289
)

$
(1,339,518
)

Class O

Shares sold

17

$
164

278

$
2,647

Shares issued on reinvestment

1,174

11,219

973

9,335

Shares repurchased

(5,708
)

(55,008
)

(34,424
)

(328,583
)

Net Decrease

(4,517
)

$
(43,625
)

(33,173
)

$
(316,601
)

Class Y

Shares sold

30,743

$
293,957

24,123

$
227,449

Shares issued on reinvestment

2,180

20,773

707

6,767

Shares repurchased

(17,003
)

(162,975
)

(687
)

(6,570
)

Net Increase

15,920

$
151,755

24,143

$
227,646

†

On April 29, 2004, Class 2 shares were renamed Class C shares.

8.
Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Funds have made the following distributions:

Record Date Payable Date

Class A

Class B

Class C

Class O

Class Y

Daily

High Yield Bond Fund

1/31/06

$
0.0484

$
0.0431

$
0.0459

$
0.0527

$
0.0526

Short/Intermediate

Daily

U.S. Government Fund

1/31/06

$
0.0336

$
0.0322

$
0.0300

$
0.0363

—

Daily

Strategic Bond Fund

1/31/06

$
0.0386

$
0.0331

$
0.0357

$
0.0116

$
0.0169

106         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended
December 31, 2005 were as follows:

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Distributions paid from:

Ordinary Income

$
136,576,485

$
4,231,829

$
7,931,346

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Distributions paid from:

Ordinary Income

$
131,671,304

$
4,140,052

$
8,043,797

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

High Yield Bond Fund

Short/Intermediate U.S. Government Fund

Strategic Bond Fund

Undistributed ordinary income—net

$
1,342,466

—

$
22,891

Capital loss carryforward*

(76,005,075
)

(3,669,772
)

(2,045,726
)

Other book/tax temporary differences

(1,002,223
)(a)

(73,314
)(c)

(187,789
)(d)

Unrealized appreciation/(depreciation)

1,057,706
(b)

(913,480
)

(1,308,404
)(e)

Total accumulated earnings/(losses)

$
(74,607,126
)

$
(4,656,566
)

$
(3,519,028
)

*

During the taxable year ended December 31, 2005, High-Yield Bond Fund utilized $51,330,776, and Strategic Bond Fund utilized $2,638,449, of their capital loss carryovers available from prior years. As of December 31, 2005, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration

High Yield Bond Fund

Short/Intermediate US Government Fund

Strategic Bond Fund

12/31/2006

—

$
(457,813
)

—

12/31/2007

—

(207,313
)

—

12/31/2008

—

—

—

12/31/2009

$
(40,977,830
)

(39,501
)

$
(2,045,726
)

12/31/2010

(35,027,245
)

(43,014
)

—

12/31/2011

—

(256,139
)

—

12/31/2012

—

(1,521,817
)

—

12/31/2013

—

(1,144,175
)

—

$
(76,005,075
)

$
(3,669,772
)

$
(2,045,726
)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to differences in the book/tax differences in the accrual of interest income on defaulted securities.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and differences in the book/tax treatment of passive foreign investment companies.

(c)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles the realization for tax purposes of unrealized gains/(losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and the difference between cash and accrual basis distributions paid.

(d)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, book/tax differences in the accrual of interest income on defaulted securities, and the realization for tax purposes of unrealized gains/(losses) on certain futures contracts.

(e)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Salomon Brothers Investment Series 2005 Annual Report         107

Notes to Financial Statements (continued)

9.
Regulatory Matters

On May 31, 2005, the U.S.
Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the
Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the
Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the
Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On
November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

108         Salomon Brothers Investment Series 2005 Annual Report

Notes to Financial Statements (continued)

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Funds’ investment manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The Funds are not one of the Affected
Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of distributions.

10.
Legal Matters

Beginning in August 2005, five class
action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with
SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On
October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the
Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the
Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Salomon Brothers Investment Series 2005 Annual
Report         109

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the
Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

11.
Other Matters

On September 16, 2005, the staff of
the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule
19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule
19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the
Fund or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

110         Salomon Brothers Investment Series 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Series Funds Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund, each a series of Salomon Brothers Series Funds Inc, as of December 31, 2005,
and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund and Salomon Brothers Strategic Bond Fund as of December 31, 2005, and the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

Salomon Brothers Investment Series 2005 Annual Report         111

Board Approval of Management Agreements (unaudited)

Background

The members of the Board of Salomon Brothers Series Funds, Inc. (the “Fund”), including the
Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Fund’s management agreements with the Manager (the “Management Agreements”) with respect to the Salomon Brothers High Yield Bond Fund (the “High Yield Bond Fund”), the Salomon Brothers
Short/Intermediate U.S. Government Fund (the “Short/Intermediate U.S. Government Fund”) and the Salomon Brothers Strategic Bond Fund (the “Strategic Bond Fund,” each of the High Yield Bond Fund, Short/Intermediate U.S.
Government Fund and Strategic Bond Fund, a “fund”). This includes a variety of information about the Manager, including the advisory arrangements for each fund and other funds overseen by the Board, certain portions of which are discussed below.

At an in-person meetings held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund. Each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund has an investment advisory agreement and an administration agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees although the Fund has separate agreements in place.

Board Approval of Management Agreements

The Board
unanimously approved the continuation of each Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be each fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreements, the Board considered the announcement on June 24, 2005 by Citigroup that it had signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason, Inc. and the Management Agreements will terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of each Management Agreement included the following:

112         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management Agreements

The Board received and considered information regarding the
nature, extent and quality of services provided to each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund by the Manager under the Management Agreements during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted that it had received information at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the
Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the
Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization,
Citigroup Inc.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall,
it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreements.

Salomon Brothers Investment Series 2005 Annual
Report         113

Board Approval of Management Agreements (unaudited) (continued)

Fund Performance

The Board received and considered performance information for the High Yield Bond Fund,
Short/Intermediate U.S. Government Fund and Strategic Bond Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing each of the High Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s performance against its benchmark(s) and Lipper peers.

High Yield Bond Fund

The information comparing the High Yield Bond Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high current yield funds” by Lipper, showed that the High Yield Bond Fund’s performance for the 1-, 3- and 5-year periods presented was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the High Yield Bond Fund has been good over time.

Short/Intermediate U.S. Government Fund

The information
comparing the Short/Intermediate U.S. Government Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “Short/Intermediate U.S. Government funds” by Lipper, showed that the Fund’s performance for the 1-, 3- and 5-year periods presented was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the Short/Intermediate U.S. Government Fund has been good over time.

Strategic Bond Fund

The information comparing the Strategic Bond Fund’s performance to that of its
Performance Universe, consisting of 13 retail and institutional funds classified as “multi-sector income funds” by Lipper, showed that the Fund’s performance for the 1- and 3-year periods presented was below the median and the
Fund’s performance was better than the median range for the 5- and 10-year periods presented. The Board considered the manager’s explanation for the fund’s performance for the 1- and 3-year periods presented. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that while the Strategic Bond Fund was underperformed for the 1- and 3-year period presented, the investment performance of the Strategic Bond Fund has been satisfactory over time over time.

114         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited)
(continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing High Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s Contractual Management Fees and Actual
Management Fees and the respective fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the High
Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the funds’ affiliated distributors and how the amounts received by the distributors are paid.

High Yield Bond Fund

The information comparing the High Yield Bond Fund’s Contractual and Actual
Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 17 retail front-end load funds (including the High Yield Bond Fund) classified as “high current yield funds” by Lipper, showed that the High
Yield Bond Fund’s Contractual and Actual Management Fees were higher than the median range of management fees paid by the other funds in the Expense Group. The Board noted that the Manager implemented fee breakpoints at the previous Board meeting beginning June 1, 2005 that will reduce the

Salomon Brothers Investment Series 2005 Annual Report         115

Board Approval of Management Agreements (unaudited)
(continued)

 management fees of the Fund. The Board noted that this
reduction was not reflected in the Lipper Data. The Board noted that the High Yield Bond Fund’s actual total expense ratio was also higher than the median. The Board concluded that, under the circumstances the expense ratio of the High Yield
Bond Fund was likely to decrease and was acceptable in light of the quality of services the High Yield Bond Fund received and such other factors as the Board considered relevant.

Short/Intermediate U.S. Government Fund

The information comparing the Short/Intermediate U.S. Government Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its
Expense Group, consisting of 9 retail front-end load funds (including the Short/Intermediate U.S. Government Fund) classified as “short/intermediate U.S. government funds” by Lipper, showed that while the Short/Intermediate U.S.
Government Fund’s Actual Management Fees and actual total expenses were within the range than the median of management fees paid by the other funds in the Expense Group, the contractual management fees were higher than the median. The
Short/Intermediate U.S. Government Fund’s Actual Management Fee reflects a voluntary waiver of a portion of the Manager’s fee, as is the case for most of the other funds in the Expense Group. After discussion with the Board, the Manager offered to reduce the contractual managements fees and to institute breakpoints effective October 1, 2005 which would result in a fee reduction in the Fund’s overall contractual fee rate. The Manager also offered to continue its voluntary waiver until further notice, resulting in the same net effective fees as currently in place, which is lower than the old and new contractual rates. The Board concluded that under the circumstances the expense ratio of the Short/Intermediate U.S.
Government Fund was acceptable in light of the quality of services the Short/Intermediate U.S. Government Fund received and such other factors as the Board considered relevant.

Strategic Bond Fund

The
information comparing the Strategic Bond Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 12 institutional funds (including the Strategic Bond Fund Bond Fund)
classified as “multi-sector income funds” by Lipper, showed that the Strategic Bond Fund’s Contractual and Actual Management Fees were higher than the median and that its actual management fees were lower than the median of management fees paid by the other funds in the Expense Group. The Strategic Bond Fund’s Actual Management Fee reflects a voluntary waiver of a portion of the Manager’s fee, as is the case for most of the other funds in the Expense Group.
The Board noted that the Strategic Bond Fund’s actual total expense ratio was also higher than the median. After discussion with the Board, the Manager offered to reduce the Contractual Management Fees and to institute breakpoints effective
October 1, 2005. Breakpoints will help reduce the management fees of the Fund; as the Fund’s assets grow the impact of the breakpoint will increase.

116         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

Taking all of the above into consideration, the Board determined that the High Yield Bond Fund’s, Short/Intermediate U.S. Government Fund’s and Strategic Bond Fund’s Management Fees, as revised, were reasonable in light of the nature, extent and quality of the services provided to those funds under the Management Agreements.

The
material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of each Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the respective Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered
information regarding the profitability to Manager and its affiliates of their relationships with each of the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the funds.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of each of the High Yield Bond Fund,
Short/Intermediate U.S. Government Fund and Strategic Bond Fund, whether each fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the funds were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the High Yield Bond Fund, Short/Intermediate U.S. Government Fund and Strategic Bond Fund was reasonable at the present time, without implementation of breakpoints.

Other
Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the
Emerging Markets Debt and High Yield Bond Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

Salomon Brothers Investment
Series 2005 Annual Report         117

Board Approval of Management Agreements (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

Conclusion

In light of all of the foregoing, the Board
unanimously approved the Management Agreements to continue for another year. No single factor considered by the Board was identified by the Board as the principal factor in determining whether to approve each Management Agreement to continue for another year and Directors gave different weights to the various factors considered. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board received a memorandum from their independent counsel discussing the legal standards for their consideration of the continuation of the Management Agreements and, prior to voting, discussed the proposed continuance of the Management Agreements in a private session with such counsel at which no representatives of the Manager were present.

Additional
Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason,
Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Funds’ current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Funds’ Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Funds’ officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on July 25 and 26, 2005, the Funds’ Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions

118         Salomon Brothers Investment Series 2005 Annual Report

Board Approval of Management Agreements (unaudited) (continued)

 from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New
Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western
Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the
Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the
Adviser, including compliance services;

Salomon Brothers Investment Series 2005 Annual Report         119

Board Approval of Management Agreements (unaudited)
(continued)

(vi) that Legg Mason has
advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect for the Short/Intermediate U.S. Government Fund, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction,
Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions
on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the
costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of
permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to
Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi)
that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management
Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

120         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Series Funds Inc (“Company”) are
managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling the Company’s transfer agent at 1-800-SALOMON.

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946

Director

Since 1996

President, Colman Consulting Co.

37

None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946

Director

Since 1996

Retired; Formerly associate General Counsel, Pfizer Inc.

34

None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937

Director

Since 2002

President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times

34

Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942

Director

Since 2003

President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.

44

Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938

Director

Since 2002

Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University

34

None

  Jeswald W. Salacuse   Tufts University — The
Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938

Director

Since 2002

Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University

34

Director of two registered investment companies advised by Blackstone

Salomon Brothers Investment Series 2005 Annual
Report         121

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951

Chairman, President and Chief Executive Officer

Since 2002

Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser,
Inc. (“TIA”) (from 2002 to 2005)

183

None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956

Senior Vice President and Chief Administrative Officer

Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Head of
International Funds Administration of CAM (from 2001 to 2003);
Director of Global Funds Administration of CAM (from 2000 to 2001)

N/A

N/A

122         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957

Chief Financial Officer and Treasurer

Since 2004

Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM (from 1999 to 2004)

N/A

N/A

Robert E. Amodeo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964

Executive Vice President

Since 1992

Managing Director (since 2002) and Director (from 1999 to 2002), Salomon Brothers Asset Management Inc (“SBAM”) and CAM

N/A

N/A

Charles K. Bardes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959

Executive Vice President

Since 1998

Director of SBAM

N/A

N/A

Margaret Blaydes CAM 399 Park Avenue New York, NY 10022 Birth Year: 1969

Executive Vice President

Since 2005

Director of CAM (since 2005); formerly research analyst with Citigroup

N/A

N/A

Kevin Caliendo CAM 399 Park Avenue New York, NY 10022 Birth Year: 1970

Executive Vice President

Since 2005

Director of CAM (since 2002); Investment Officer of certain mutual funds associated with CAM (since 2002); Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager of SAC Capital Advisors,
LLC (2001-2002)

N/A

N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

Thomas A. Croak CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1961

Executive Vice President

Since 1998

Director of SBAM

N/A

N/A

Salomon Brothers Investment Series 2005 Annual Report         123

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959

Executive Vice President

Since 2004

Director of SBAM

N/A

N/A

Thomas K. Flanagan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974

Executive Vice President

Since 2004

Director of SBAM

N/A

N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944

Executive Vice President

Since 2002

Managing Director of SBAM

N/A

N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958

Executive Vice President

Since 2002

Managing Director of SBAM

N/A

N/A

Patrick Hughes CAM 399 Park Avenue New York, NY 10022 Birth Year: 1964

Executive Vice President

Since 2005

Vice President of SBAM

N/A

N/A

Kevin Kennedy CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1954

Executive Vice President

Since 1996

Managing Director of SBAM

N/A

N/A

Dmitry Khaykin CAM 399 Park Avenue New York, NY 10022 Birth Year: 1968

Executive Vice President

Since 2005

Vice President of SBAM (since 2003); formerly a Research Analyst at Gabelli & Co., Inc.

N/A

N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

124         Salomon Brothers Investment Series 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

Mark J. McAllister CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962

Executive Vice President

Since 2000

Managing Director of SBAM

N/A

N/A

Maureen O’Callaghan CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964

Executive Vice President

Since 1997

Managing Director of SBAM (since January 2001)

N/A

N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960

Executive Vice President

Since 1995

Managing Director of SBAM

N/A

N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958

President Executive Vice President

Since 2002 Since 1995

Managing Director of SBAM

N/A

N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933

Executive Vice President

Since 1998

Managing Director of SBAM

N/A

N/A

Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951

Chief Compliance Officer

Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at CAM
(2002-2005); Prior to 2002, Managing Director —Internal Audit & Risk Review at Citigroup Inc.

N/A

N/A

Salomon Brothers Investment Series 2005 Annual Report         125

Additional Information (unaudited) (continued)

Name, Address and Birth Year

Position(s) Held with Company

Term of Office* and Length of Time Served

Principal Occupation(s) During Past Five Years

Number of Portfolios in Fund Complex Overseen by Director

Other Board Memberships Held by Director

John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968

Chief Anti-Money Laundering Compliance Officer

Since 2006

Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD
Waterhouse

N/A

N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964

Controller

Since 2004

Vice President of CAM (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)

N/A

N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954

Secretary and Chief Legal Officer

Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM

N/A

N/A

*

Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**

Mr. Gerken is an “interested person” of the Company as defined in the 1940 Act because Mr. Gerken is an officer of SBFM and certain of its affiliates.

126         Salomon Brothers Investment Series 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, November 15 and December 19, 2005, Special Meetings of Shareholders were held for the following purposes: 1) to approve a new management agreement, 2) in the case of the Strategic Bond Fund, to approve a new subadvisory agreement and 3) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meetings of Shareholders.

Approval of New Management Agreement

Votes For

Votes Against

Abstentions

Broker Non-Votes

Fund Name

High Yield Bond Fund

193,622,574.130

865,961.893

1,694,034.116

27,845,503.000

Strategic Bond Fund

6,805,282.642

212,484.826

372,952.391

2,223,182.000

Short/Intermediate U.S. Government Fund

3,730,221.915

221,904.207

377,355.636

1,188,556.000

Approval of New Subadvisory Agreement

Votes For

Votes Against

Abstentions

Broker Non-Votes

Strategic Bond Fund

6,785,568.007

225,090.225

380,061.627

2,223,182.000

Election of Directors[1]

Vote For

Authority Withheld

Abstentions

Nominees

Carol L. Colman

333,005,471.418

11,819,810.360

—

Daniel P. Cronin

332,988,032.216

11,837,249.562

—

Leslie H. Gelb

332,954,894.454

11,870,387.454

—

R. Jay Gerken

333,013,966.865

11,811,314.913

—

William R. Hutchinson

332,994,482.453

11,830,499.325

—

Riordan Roett

333,004,128.259

11,821,153.519

—

Jeswald W. Salacuse

333,002,846.422

11,822,435.356

—

[1]

Directors are elected by the shareholders of all of the Funds in the series of the Company including the Funds.

Salomon Brothers Investment Series 2005 Annual Report         127

Important Tax Information (unaudited)

The
following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

Short/Intermediate US Government Fund

Strategic Bond Fund

Record Date:

Daily

Daily

Payable Date:

Monthly

Monthly

Interest from Federal Obligations

46.01
%

7.61
%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

128         Salomon Brothers Investment Series 2005 Annual Report

Salomon Brothers Investment Series

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

Robert E. Amodeo

Executive Vice President

Charles K. Bardes

Executive Vice President

Margaret Blaydes
Executive Vice President

Kevin Caliendo
Executive Vice President

James E. Craige, CFA

Executive Vice President

Thomas A. Croak

Executive Vice President

Robert Feitler, Jr.

Executive Vice President

Thomas K. Flanagan, CFA

Executive Vice President

Vincent Gao, CFA

Executive Vice President

OFFICERS (continued)

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Patrick Hughes
Executive Vice President

Kevin Kennedy

Executive Vice President

Dmitry Khaykin
Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

Mark J. McAllister

Executive Vice President

Maureen O’Callaghan

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

George J. Williamson

Executive Vice President

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering Compliance Officer

Wendy S.
Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset
Management Inc.

DISTRIBUTOR

Citigroup Global Markets Inc.

Legg Mason Investors
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

LEGAL COUNSEL

Simpson Thatcher & Barlett LLP

425 Lexington Avenue

New York, New York 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series — High Yield Bond Fund,
Short/Intermediate U.S. Government Fund and Strategic Bond Fund, but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupAM.com

©2005 Legg Mason Investors Services LLC

Member NASD, SIPC

SAM0831 12/05

06-9672

Salomon Brothers Investment Series

•

High Yield Bond/Fund

•

Short/Intermediate U.S. Government Fund

•

Strategic Bond Fund

The Funds are separate investment funds of the Salomon Brothers Series Funds Inc., a Maryland corporation.

SALOMON BROTHERS ASSET MANAGEMENT

399 Park Avenue

New York, New York 10022

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The
Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.